                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        BURNHAM PACIFIC PROPERTIES, INC
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                        BURNHAM PACIFIC PROPERTIES, INC.
                              610 WEST ASH STREET
                              SAN DIEGO, CA 92101
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 6, 1997

TO THE SHAREHOLDERS OF BURNHAM PACIFIC PROPERTIES, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of Burnham Pacific Properties, Inc. ("the Corporation") will be held at the San Diego Hilton Beach & Tennis Resort, 1775 East Mission Bay Drive, San Diego, California, on Tuesday, May 6, 1997 at 10:00 a.m. for the following purposes:

    1.  To elect nine Directors;

    2. To consider and approve the change of the Corporation's state of incorporation from California to Maryland through a merger of the Corporation into a newly-formed Maryland subsidiary, and the conversion of each outstanding share of common stock of the Corporation into a corresponding share of common stock of the surviving Maryland corporation. Approval of the Corporation's change of domicile will constitute approval of all of the provisions set forth in the Articles of Incorporation and Bylaws of the Maryland corporation and certain other matters as described in the Proxy Statement attached hereto.

    3. To consider and approve an amendment and restatement of the Corporation's Stock Option Plan.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The transfer books of the Corporation will not be closed prior to the meeting. The Board of Directors has determined that shareholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

March 31, 1997                            By order of the Board of Directors
                                          BURNHAM PACIFIC PROPERTIES, INC.
                                          Nina Galloway,
                                          Secretary

                             YOUR VOTE IS IMPORTANT
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
                   YOU ARE URGED TO SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED

                        BURNHAM PACIFIC PROPERTIES, INC.
                              610 WEST ASH STREET
                              SAN DIEGO, CA 92101
                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 1997

    This Proxy Statement is furnished to the shareholders of Burnham Pacific Properties, Inc., a California corporation ("the Corporation"), in connection with the solicitation of proxies by and on behalf of the Board of Directors for the Annual Meeting of Shareholders of the Corporation to be held at the San Diego Hilton Beach & Tennis Resort, 1775 East Mission Bay Drive, San Diego, California, on Tuesday, May 6, 1997 at 10:00 a.m., and any adjournment or postponement thereof ("the Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are first being mailed to shareholders on or about March 31, 1997.

    As more fully described in this Proxy Statement, the shareholders will be asked to consider and act upon (i) the election of nine Directors; (ii) approval of the change of the Corporation's state of incorporation from California to Maryland through a merger of the Corporation into a newly-formed Maryland subsidiary, and the conversion of each outstanding share of common stock of the Corporation into a corresponding share of common stock of the surviving Maryland corporation; (iii) an amendment and restatement of the Corporation's Stock Option Plan; and (iv) such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Shareholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at such meeting. On such date, there were 17,096,452 shares of the Corporation's common stock, no par value per share (the "Common Stock") issued and outstanding. A majority of the shares entitled to vote represented in person or by proxy constitutes a quorum for the meeting. If a quorum is not present, the Annual Meeting may be adjourned to a later date at which a quorum is present, and shares represented by proxies may be voted for such adjournment.

    The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of Directors. A majority of the total votes cast at the Annual Meeting is required for each of the remaining proposals. Abstention and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The vote of a majority of the outstanding shares entitled to vote is required to approve the reincorporation of the Corporation and the vote of a majority of the shares represented at the Annual Meeting is required to approve the amendment and restatement of the Stock Option Plan. Abstentions and broker non-votes will have the same effect as a vote against these proposals.

    A shareholder may revoke a proxy given with respect to the Annual Meeting at any time prior to the exercise thereof at the Annual Meeting by filing with the Secretary of the Corporation a written revocation or a duly executed proxy bearing a later date or, if such shareholder is present, indicating his or her intention to vote in person at the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Corporation's Bylaws currently provide that the number of Directors shall be not less than seven, nor more than thirteen. The Board of Directors has fixed the number of Directors to be elected at the Annual Meeting at nine, each to hold office for the term of one year or until his successor is elected and qualified.

    As no nominations other than those made by the Board of Directors were received prior to December 31, 1996, as required by the Bylaws, voting will be non-cumulative. Assuming the presence of a quorum, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected, and votes withheld will have no legal effect.

    The nominees for Director and the principal officers of the Corporation have indicated that they intend to vote all shares of the Corporation's Common Stock which they are entitled to vote FOR the election of each of the nominees for Director. As of March 14, 1997, the current Directors and executive officers of the Corporation in the aggregate had the right to vote 320,816 shares of the Corporation's Common Stock, representing approximately 1.9% of the Corporation's outstanding Common Stock as of such date.

    It is intended that the proxies received by management will be voted FOR the election of the nominees for Directors described below, unless authority to do so is withheld. The Board of Directors anticipates that each of the nominees for Director will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

NOMINEES FOR DIRECTOR

    The following persons are the nominees for election to the Board of
Directors:

    MALIN BURNHAM, age 69, has been Chairman of the Board of Directors since 1986 and served as interim President and Chief Executive Officer from October 1994 to September 1995. Mr. Burnham is a private investor. He is also Chairman of John Burnham & Company and of First National Bank (San Diego) and a Trustee of The Burnham Institute.

    JAMES D. HARPER, JR., age 63, a new candidate for Director, has been President of JDH Realty Co. in Miami, Florida since 1982. He is also the principal partner in AH Development, S.E. and AH HA Investments, S.E., both of which are partnerships developing land in Puerto Rico. From 1971 until 1985, Mr. Harper worked for Continental Illinois Corporation, serving as its Executive Vice President in charge of all domestic and international real estate services beginning in 1974. From 1969 until its acquisition by Continental Illinois Corporation in 1971, Mr. Harper served as President and Chief Executive Officer of Group Counselor's Inc., a privately held REIT management company.

    JAMES D. KLINGBEIL, age 61, has been a Director since 1996. He is Chairman, President and Chief Executive Officer of American Apartment Communities, Inc. He is a Trustee and former President of the Urban Land Institute, and a member of the Chief Executives Organization and World Business Council, and serves on the Policy Advisory Board for the Center for Real Estate and Urban Economics, University of California. He has also served as Public Interest Director, Federal Home Loan Bank of Cincinnati, as a member of the Young Presidents' Organization and the Federal Home Loan Mortgage Corporation ("FHLMC") Advisory Board.

    J. DAVID MARTIN, age 41, became President, Chief Executive Officer and a Director of the Corporation on October 1, 1995. From 1984 until joining the Corporation, Mr. Martin was the Founder, Chairman and Chief Executive Officer of The Martin Group of Companies, Inc. (the "Martin Group"), a full-service real estate development and management company of which Mr. Martin still retains the title of Chairman. Mr. Martin is a Trustee of Golden Gate University and a member of the Policy Advisory Board for the Center for Real Estate and Urban Economics at the University of California. He is a Director of the Bay Area Council and a Director of the Bay Area Economic Forum. Mr. Martin is an officer of the Golden Gate Chapter of the Young Presidents' Organization. He is also a member of the Urban Land Institute, International Council of Shopping Centers and the National Association of Real Estate Investment Trusts.

    DONNE P. MOEN, age 61, has been a Director since 1996. He is the retired President and Vice Chairman of Union Bank in California, where he served in a variety of executive positions from 1963 until 1992.

Mr. Moen is also a member of the board of a number of civic and nonprofit organizations including The Los Angeles Library Foundation, The Los Angeles Urban League, Los Angeles Educational Partnership, Toberman Settlement House, and Chadwick School.

    THOMAS A. PAGE, age 63, has been a Director since 1992. Since 1983, Mr. Page has been Chairman of the Board and through 1995 served as Chief Executive Officer of San Diego Gas & Electric Company. Mr. Page is also Chairman of Enova Corp. and is a member of the California Business Roundtable, the Board of Overseers of the University of California at San Diego, and a Trustee of The Burnham Institute. He is a certified public accountant and a professional engineer.

    PHILIP S. SCHLEIN, age 62, has been a Director since 1996. He has been a partner in U.S. Venture Partners, a California based venture capital company, since 1985. Prior to that time, he had a 28-year career in the retailing industry, including serving as President and Chief Executive Officer of Macy's California from 1974 to 1985. Mr. Schlein was a member of the Board of Directors of Apple Computer, Inc. from 1979 to 1987. He currently serves as a Director of Ross Stores, Inc., ReSound Corporation, Quick Response Services and a number of private companies.

    RICHARD R. TARTRE, age 58, has been a Director since 1986. Since January 1997, Mr. Tartre has been a Senior Vice President of MetLife, Chairman of MetLife Securities Inc., and Chairman of MetLife General Agency Inc. Formerly he had been President and Chief Executive Officer of Astra Management Corp., a mutual fund management firm for one year. Prior to that, for more than five years, he had served as Managing Director of Eden Financial Group Inc., a national marketer of insurance and investment products. Mr. Tartre is a licensed securities principal and also serves as a director of Mission West Properties and Triton Group, Ltd.

    ROBIN WOLANER, age 42, a new candidate for Director, is a Director of IFUSIONcom Corporation, a company involved in Internet multimedia programming, and a Director of Medical SelfCare Inc., a health products marketing company. Throughout much of 1996, Ms. Wolaner also served as Executive Vice President of IFUSIONcom Corporation. From 1992 to 1995, she was President and Chief Executive Officer of Sunset Publishing Corporation. In 1986, Ms. Wolaner founded The Parenting Group, later serving as its President and Chief Executive Officer from 1990 to 1992. Ms. Wolaner also served as the Vice President in charge of Development of Time Publishing Ventures from 1990 to 1992. She is a frequent public speaker and has been an instructor at the Radcliffe Publishing Procedures Course since 1982.

EXECUTIVE OFFICERS

    The following persons are executive officers of the Corporation:

NAME                                                   POSITIONS
------------------------  -------------------------------------------------------------------
J. David Martin           President, Chief Executive Officer

Daniel B. Platt           Executive Vice President, Chief Financial Officer, Chief
                          Administrative Officer

Michael L. Rubin          Executive Vice President, Regional Operating Officer, San Diego
                          Region

James M. Kessler          Executive Vice President, Regional Operating Officer, San Francisco
                          Region

James W. Gaube            Executive Vice President, Regional Operating Officer, Pacific
                          Northwest Region

    Mr. Martin's biography is set forth above.

    MR. PLATT, age 50, has been the Chief Financial Officer and Chief Administrative Officer of the Corporation since October 1, 1995. Prior to joining the Corporation, Mr. Platt was a real estate consultant. Until 1994, Mr. Platt was Group Executive Vice President of Bank of America with responsibility for merging the real estate lending activities of the two Banks upon Bank of America's acquisition of Security Pacific Bank in 1992. Mr. Platt joined Security Pacific in 1990 as Executive Vice President responsible for creating a new real estate workout group and in 1991 was made Vice Chairman of the Real Estate Industries Group, where he assumed additional corporate management responsibilities for all real estate activities. Prior to joining Security Pacific, Mr. Platt spent 20 years with Union Bank, where he was responsible for all real estate and commercial lending activities.

    MR. RUBIN, age 51, has been a Vice President of the Corporation since 1986 and became Executive Vice President in 1992 and Chief Operating officer in 1993. Mr. Rubin is a Certified Property Manager and a licensed real estate broker.

    MR. KESSLER, age 44, has been Executive Vice President and Director of Development of the Corporation since October 1, 1995. From 1990 until joining the Corporation, Mr. Kessler had served as Executive Vice President of the Martin Group, with overall responsibility for the company's retail developments. Between 1985 and 1990 Mr. Kessler served as Director of Marketing for Transpacific Development Company, with overall responsibility for the marketing of the company's northern California portfolio valued in excess of $500 million.

    MR. GAUBE, age 47, joined the Corporation February 1, 1997 as an Executive Vice President. From June 1995 until joining the Corporation, Mr. Gaube served as Senior Vice President of Real Estate, Design & Construction for Thrifty Payless, Inc. From July 1994 through May 1995, Mr. Gaube served as Western Regional Director of Real Estate for Home Depot and from 1986 through June 1994, he served as Senior Vice President of Real Estate & Construction for Payless Drug Stores Northwest, Inc. Beginning in 1966, Mr. Gaube enjoyed a twenty year career at Safeway Stores, Inc. where he served as Regional Real Estate Director prior to leaving.

BENEFICIAL OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of the Corporation's common stock by the nominees for Director of the Corporation, as of December 31, 1996.

                                                                     AMOUNT AND NATURE OF    PERCENT
NAME                                                                 BENEFICIAL OWNERSHIP   OF CLASS
-------------------------------------------------------------------  --------------------  -----------
Malin Burnham......................................................           335,090(1)(2)        1.8%
James D. Harper, Jr................................................           --               --
James D. Klingbeil.................................................             8,594           *
J. David Martin....................................................           593,310(1)(3)        3.2%
Donne P. Moen......................................................             4,775(1)        *
Thomas A. Page.....................................................             9,801(1)        *
Philip S. Schlein..................................................             1,902           *
Richard R. Tartre..................................................            87,110(1)        *
Robin Wolaner......................................................           --               --
All Director nominees and executive officers of the Corporation as
 a group 13 persons)...............................................         1,510,755(1)(3)        8.1%

------------------------

*   less than 1%

(1) Based upon information provided by the Director nominees and executive officers, such persons have the direct right to vote and dispose of all such shares except for the following number of shares included in the table which are not yet outstanding which the following persons have the right presently to acquire under outstanding options that are vested or will vest within 60 days: Messrs. Burnham 166,500, Martin 550,000, Page 15,000, Tartre 17,440, all Director nominees and executive officers as a group 1,160,140.

(2) Includes 8,857 shares of Common Stock held by Mr. Burnham as trustee, as to which Mr. Burnham disclaims beneficial ownership.

(3) Mr. Martin also holds 23,310 limited partnership units in a partnership of which the Corporation is general partner that owns a completed retail center acquired from Mr. Martin and other affiliates of the Martin Group. Each such unit is exchangeable on a 1-for-1 basis for a share of the Corporation's common stock. Mr. Kessler, an executive officer, holds 9,213 of such exchangeable limited partnership units.

BENEFICIAL OWNERSHIP OF NON-MANAGEMENT

    Information known to the Corporation with respect to beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of more than 5% of the Shares as of December 31, 1996 is as follows. Such information is based upon filings received by the Corporation under the Exchange Act.

                                                                     AMOUNT AND NATURE OF    PERCENT
NAME ND ADDRESS                                                      BENEFICIAL OWNERSHIP   OF CLASS
-------------------------------------------------------------------  --------------------  -----------
Morgan Stanley Group Inc.(1).......................................         1,166,100             6.8%
  1585 Broadway
  New York, NY 10036

------------------------

(1) In a filing on Schedule 13G under the Exchange Act dated February 14, 1997, Morgan Stanley Group Inc. and its wholly-owned subsidiary, Morgan Stanley Asset Management Inc., reported that the former had shared voting and dispositive power with respect to 228,300 and 1,166,100 of such Shares, respectively and that the latter had shared voting and dispositive power with respect to 222,000 and 1,159,800 of such Shares, respectively.

DIRECTORS' AND COMMITTEE MEETINGS

    During 1996, the Board of Directors met nine times. Each of the Directors attended at least 75% of the total number of Board meetings, with the exception of Victor B. MacFarlane who missed three meetings. Each of the Directors attended at least 75% of the total number of meetings of Board committees on which he served. The Corporation has standing Audit and Compensation Committees. There is no separate Nominating Committee.

    AUDIT COMMITTEE. The members of this committee from January 1, 1996 until the 1996 Annual Meeting held on May 17, 1996, were Messrs. Thomas A. Page (Chairman), Richard R. Tartre and Henry Rasmussen, Jr., who retired from the Board of Directors as of the Annual Meeting. The members of this committee for the remainder of 1996 were Messrs. Donne P. Moen (Chairman), Philip L. Gildred, Jr., and Richard R. Tartre. This committee advises and assists the Corporation's principal financial officer in making periodic overall reviews of the Corporation's internal controls and financial statements, appoints the Corporation's independent auditors for the Corporation's annual audit, meets periodically with the auditors to discuss their audit, and advises and provides oversight of the Corporation's internal audit activities. This committee held two meetings in 1996, one before and one after the Annual Meeting.

    COMPENSATION COMMITTEE. The members of this committee from January 1, 1996 until the 1996 Annual Meeting held on May 17, 1996, were Messrs. Robert J. Lauer (Chairman), Henry Rasmussen, Jr., neither of whom stood for reelection, Philip
L. Gildred, Jr. and Richard R. Tartre. The members of this committee for the remainder of 1996 were Messrs. Thomas A. Page (Chairman), James D. Klingbeil, and Philip S. Schlein. This committee held one meeting, in December 1996. See "Report of the Compensation Committee" for additional information.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to such persons were satisfied, with the exception of Mr. Klingbeil's inadvertent failure to file a Form 4 in a timely fashion with respect to one purchase of Common Stock.

EXECUTIVE COMPENSATION

    DIRECTORS

    During 1996, the Corporation paid Directors Burnham, Gildred, Lauer, Page, Rasmussen and Tartre a retainer fee of $6000 each, plus $750 for each board or committee meeting attended and $500 for each telephonic meeting, for their services as Directors up until the date of the 1996 Annual Meeting of Shareholders held on May 17, 1996 (the "1996 Annual Meeting"). In addition, the Directors who chaired the Audit Committee and the Compensation Committee received $1000 in cash. Thereafter, pursuant to a change in the Corporation's Stock Option Plan approved at the 1996 Annual Meeting, the Corporation granted, in lieu of all retainer and meeting fees, to each Director with the exception of Mr. Martin, 375 Director Restricted Shares on June 30, 1996, 750 Director Restricted Shares on September 30, 1996, and 750 Director Restricted Shares on December 31, 1996. Mr. Martin receives no compensation for his services as a Director in addition to his compensation as President and Chief Executive Officer.

    EXECUTIVE OFFICERS

    Compensation paid to each person serving as Chief Executive Officer and each other officer whose total compensation for 1996 was $100,000 or more is summarized in the following table. Also see below under "Report of the Compensation Committee."

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                                         -------------------------------------             AWARDS
                                                                                    OTHER       ----------------------------
                                                                                   ANNUAL         OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR      SALARY      BONUS     COMPENSATION    (# SHARES)    COMPENSATION
--------------------------------------------  ---------  ---------  ---------  ---------------  -----------  ---------------
J. David Martin(1)..........................       1996  $ 250,000  $     -0-            (2)       300,000      $     -0-
President/CEO                                      1995  $  62,500  $     -0-            (2)       250,000      $     -0-

Daniel B. Platt(1)..........................       1996  $ 200,000  $     -0-            (2)       125,000      $   2,000(3)
Executive VP/CFO                                   1995  $  50,000  $     -0-            (2)       175,000      $     -0-

Michael L. Rubin............................       1996  $ 175,000  $     -0-            (2)           -0-      $   3,500(3)
Executive VP/COO                                   1995  $ 175,000  $  28,000            (2)           -0-      $   3,500(3)
                                                   1994  $ 160,000  $  25,000            (2)           -0-      $   3,200(3)

James M. Kessler(1).........................       1996  $ 175,000  $     -0-            (2)        30,000      $   1,750(3)
Executive VP                                       1995  $  47,500  $     -0-            (2)        30,000      $     -0-

Ira Schwartz................................       1996  $ 103,904  $     -0-            (2)           -0-      $   1,929(3)
Senior VP                                          1995  $  85,000  $  13,600            (2)         6,000      $   1,700(3)
                                                   1994  $  64,583  $  11,000            (2)           -0-      $   1,550(3)

------------------------

(1) Messrs. Martin, Platt and Kessler joined the Corporation effective October 1, 1995.

(2) Other annual compensation, if any, constituted less than 10% of such person's salary and bonus.

(3) Corporation's matching contributions to employee's 401(k) plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

    Options granted to any of the officers listed in the Summary Compensation Table above during 1996 are summarized in the following table.

                                                                 INDIVIDUAL GRANTS
                                               -----------------------------------------------------
                                                             % OF TOTAL
                                                               OPTIONS
                                                             GRANTED TO     EXERCISE
                                                 OPTIONS      EMPLOYEES      OR BASE
                                                 GRANTED      IN FISCAL     PRICE PER    EXPIRATION      GRANT DATE
NAME                                           (# SHARES)       YEAR        SHARE(1)        DATE      PRESENT VALUE(5)
---------------------------------------------  -----------  -------------  -----------  ------------  -----------------
J. David Martin..............................     300,000(2)         60%    $   12.50      12/5/2006      $  --
President/CEO

Daniel B. Platt..............................     125,000(2)         25%    $   12.50      12/5/2006      $  --
Executive VP/CFO

Michael L. Rubin.............................      17,500(3)          3%    $   12.50       1/2/2006      $  --
Executive VP/COO

James M. Kessler.............................      30,000(2)          6%    $   12.50      12/5/2006      $  --
Executive VP

Ira Schwartz.................................       6,000(4)          1%    $   12.50       1/2/2006      $  --
Senior VP

------------------------

(1) Exceeds the closing market price of the common stock on the respective grant dates.

(2) These options are nonqualified stock options, one third of which will vest on December 5, 1997, a third of which will vest on December 5, 1998, and a third of which will vest on December 5, 1999.

(3) These options are incentive stock options, 5,834 of which were fully vested as of May 17, 1996, 5,833 of which will fully vest on January 2, 1997, and 5,833 of which will fully vest on January 2, 1998.

(4) These options are incentive stock options, 2,000 of which were fully vested as of May 17, 1996, 2,000 of which will fully vest on January 2, 1997, and 2,000 of which will fully vest on January 2, 1998.

(5) The option values presented are based on the Black-Scholes option-pricing model adapted for use in valuing stock options. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of and dividend yield on the security underlying the option, a risk-free rate of return on the date of grant, and the term of the option. In calculating the grant date present values set forth in the table, the Black-Scholes option-pricing model used the following weighted-average assumptions: 8.0% dividend yield, expected volatility of 24%, risk-free rate of return of 6.14%, forfeiture rate of 0%, and expected lives of 5 years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Common Stock on the date of exercise.

                      AGGREGATED OPTIONS EXERCISED IN LAST
                     FISCAL YEAR AND YEAR-END OPTION VALUE

    The following table sets forth information with respect to options exercised during 1996 and unexercised options at the end of the year.

                                                                                    NUMBER OF           NUMBER OF
                                                                                   UNEXERCISED         UNEXERCISED
                                                                                   OPTIONS AT           OPTIONS AT
                                                                                     FY-END               FY-END
                                                                                       (#)                 ($)
                                                                      VALUE     -----------------  --------------------
                                                SHARES ACQUIRE      REALIZED        EXERCISE/           EXERCISE/
                    NAME                        ON EXERCISE (#)        ($)        UNEXERCISABLE       UNEXERCISABLE
         --------------------------           -------------------  -----------  -----------------  --------------------
J. David Martin.............................             -0-              -0-     250,000/300,000     $531,250/$750,000
President/CEO

Daniel B. Platt.............................             -0-              -0-     175,000/125,000     $371,875/$312,500
Executive VP/CFO

Michael L. Rubin............................              -0-             -0-       39,534/11,666     $  14,585/$29,165
Executive VP/COO

James M. Kessler............................              -0-             -0-       30,000/30,000     $  63,750/$75,000
Executive VP

Ira Schwartz................................              -0-             -0-         3,000/4,000     $   5,000/$10,000
Senior VP

                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL

    The current Compensation Committee of the Board of Directors consists of three members, all of whom are independent directors of other companies. Two members of the Committee have extensive experience as directors and chief executive officers of public companies or major operating divisions of public companies and the third has extensive experience as a director and chief executive officer of a private company.

    The Compensation Committee was encouraged by the full Board of Directors to continue the initiative established by the Corporation's new senior management in late 1995 in re-examining, with the assistance of consultants and specialists, all of the Corporation's practices and procedures. Accordingly, during 1996 the Compensation Committee worked with the Corporation's compensation consultant with the goal of assessing the competitiveness of the Corporation's compensation and benefits program and of enhancing the program and maintaining its competitiveness by incorporating incentive-based compensation strategies.

    The compensation consultant's report, which reviewed industry background and appropriate comparatives, provided recommendations regarding both compensation structure in general and specific compensation for various positions. The consultant's final report was received in November 1996, and based on this report and the consultant's presentation at a meeting of the Compensation Committee in December 1996, the Committee concluded that the total compensation for the Chief Executive Officer and the other executive officers should be consistent with a subset of the REIT industry that reflects similar business characteristics as the Corporation. The Committee decided that it would address any inconsistency with this subset over a reasonable period of time, taking into consideration corporate results, officer performance assessment and value received by the Corporation's shareholders.

    At the December 1996 meeting, the Committee adopted several principles to guide it in establishing executive compensation. In an effort to align employee and owner interests in the Corporation, the Committee decided that executive compensation should be heavily weighted toward incentives. While viewing the years 1996 and 1997 as transition years in which incentive targets will likely remain general and subjective, the Committee decided that progress should be made toward more discretely measurable targets. The implementation of the incentives will take the form of largely stock-based incentives with respect to employees at the officer level and largely cash-based incentives below the officer level.

    Recognizing that the REIT industry is undergoing significant change, the Committee decided that the compensation policy and the structure of compensation should be closely monitored to assure that the Corporation's compensation program remains competitive and consistent with the industry. To assist in achieving this objective, the Committee decided to continue to retain the consultant to provide recommendations as to reasonable comparatives and compensation components and levels on an ongoing basis. .

SALARY AND BONUS

    Mr. Martin joined the Corporation effective October 1, 1995. Pursuant to his Employment Agreement of the same date (the "Employment Agreement"), Mr. Martin serves as the Corporation's President, Chief Executive Officer and a Director for an indefinite term, subject to termination by the Corporation or Mr. Martin. Pursuant to the Employment Agreement, Mr. Martin received a base salary at the annual rate of $250,000 in 1995. Mr. Martin's salary was continued at the same annual rate of $250,000 throughout 1996. At its meeting in December 1996, after considering the data furnished by the consultant and evaluating the performance of Mr. Martin, the Committee voted to increase Mr. Martin's base annual salary to $350,000 effective April 1, 1997.

    Mr. Platt also joined the Corporation on October 1, 1995 as Chief Financial Officer and an Executive Vice President, at a base annual salary of $200,000. Mr. Platt's salary remained at this level throughout 1996. At its December 1996 meeting, the Committee voted to increase Mr. Platt's base salary to $250,000 effective April 1, 1997. Mr. Rubin, the Chief Operations Officer and an Executive Vice President, and Mr. Kessler, an Executive Vice President who also had joined the Corporation on October 1, 1995, each entered 1996 with a base salary of $175,000 which remained level throughout the year. At its December 1996 meeting, the Committee decided to continue the salaries of Messrs. Rubin and Kessler at this level for 1997.

    Supplemental or bonus compensation is awarded to the Chief Executive Officer and the executive officers of the Corporation at the discretion of the Committee. Recognizing that 1996 was a transition year, the Committee decided that it would not be appropriate to grant cash bonuses to any of the executive officers for 1996. In lieu of a cash bonus and in keeping with its policy of providing incentive-based compensation, the Committee voted to grant certain stock options as described below. See also "Option Grants in Last Fiscal Year."

STOCK OPTIONS

    The Committee believes that the Chief Executive Officer and the other executive officers should have the opportunity to acquire a significant equity interest in the Corporation, and that options to acquire increased stakes in the Corporation are an appropriate component of an overall compensation program. As noted above, at its meeting in December 1996, the Committee reiterated its compensation philosophy of aligning employee and owner interests. Incorporating this philosophy with the desire to provide compensation consistent with officer compensation of other REITs with similar business characteristics, the Committee granted Mr. Martin an option for 300,000 shares, Mr. Platt an option for 125,000 shares, and Mr. Kessler an option for 30,000 shares, all exercisable at $12.50 per share, the then current value of the Corporation's stock on the New York Stock Exchange. The Committee noted that Mr. Rubin and certain other long-standing employees of the Corporation had been granted stock options earlier in the year by the prior committee. See "Option Grants in Last Fiscal Year."

COMMITTEE MEMBERSHIP AND INDEPENDENCE

    No member of the Committee was or is an officer or employee of the Corporation. Mr. Lauer, who served as the Chairman of the prior committee until the 1996 Annual Meeting, is a principal of the accounting firm of Lauer & Georgatos, which provides tax planning and tax return preparation services to the Corporation. In 1996, the Corporation paid fees and related disbursements to Lauer & Georgatos totaling $20,493, all of which was for such tax services.

Thomas A. Page, Chairman
James D. Klingbeil
Philip S. Schlein

STOCK PERFORMANCE

    The following graph compares the Corporation's stock price for the past five years with the Standard & Poor's 500 Index and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). The graph assumes all dividends were reinvested at the market price on the day the dividend was paid.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BPP      NAREIT/EQUITY    S&P 500
Dec-91        100.00           100.00     100.00
Dec-92        115.96           114.59     107.87
Dec-93        133.56           137.11     118.43
Dec-94        107.18           141.46     119.97
Dec-95         88.33           163.06     164.88
Dec-96        145.94           220.56     202.74

                                   PROPOSAL 2
               APPROVAL OF THE REINCORPORATION OF THE CORPORATION

GENERAL

    The Board of Directors has unanimously approved a proposal to change the Corporation's state of incorporation from California to Maryland (the "Reincorporation"). The primary purpose of the proposed change in domicile is to avoid the applicability of certain provisions under the California General Corporation Law (the "CGCL") which restrict the Corporation's ability to make distributions to its shareholders and could potentially prevent the Corporation from making distributions in an amount necessary to qualify as a REIT under the Code. The CGCL permits a corporation to make a distribution to its shareholders only if (i) its retained earnings immediately prior to payment of the distribution are at least equal to the amount of the distribution, or (ii) generally, its total assets (determined on the basis of their depreciated historical cost in accordance with generally accepted accounting principles ("GAAP") and exclusive of certain intangible assets) are equal to at least 1 times its total liabilities (excluding certain deferred items) immediately after giving effect to the distribution. Although the Corporation currently satisfies this requirement under the CGCL, the Board of Directors has proposed the Reincorporation because there can be no assurance that the Corporation will continue to be able to satisfy this requirement in the future and also make distributions in an amount necessary to maintain its REIT status. As a Maryland corporation, the Corporation may make distributions if, after giving effect to the distribution, the Corporation would be able to pay its indebtedness as it becomes due in the usual course of business and its total assets would at least equal its total liabilities.

    The Board of Directors also considered a second factor in determining that the Reincorporation is in the best interests of the Corporation's shareholders. Maryland is the state of incorporation for many corporations that qualify as REITs. As such, the Corporation believes that Maryland law offers more certainty as to the rights and obligations of the Corporation, and its directors, officers and shareholders and, as a result of the Reincorporation, the Corporation expects greater predictability with respect to these matters.

    In addition to eliminating the applicability of California's restrictions on distributions to shareholders and affording the Corporation greater predictability with respect to its corporate affairs, the Reincorporation will bring about a number of other changes. Such changes are described below under the heading "Comparison of Rights of Shareholders of the Corporation and Stockholders of the Maryland Corporation."

    In the event that the Reincorporation is not approved, the Corporation will continue to operate as a California corporation and will continue to be subject to California's restrictions on distributions to shareholders.

MERGER OF THE CORPORATION INTO A NEWLY FORMED MARYLAND SUBSIDIARY

    The proposed Reincorporation will be accomplished by merging the Corporation into a newly formed Maryland subsidiary of the Corporation (the "Maryland Corporation"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Appendix A to this Proxy Statement. The Maryland Corporation has been incorporated in Maryland specifically for the purpose of implementing the Reincorporation and has conducted no business and has no material assets or liabilities. After completion of the merger, the Corporation will cease to exist under California law and the Maryland Corporation will continue to operate the business of the Corporation under the name Burnham Pacific Properties, Inc. Under the Merger Agreement, each outstanding share of the Corporation's no par value Common Stock will be automatically converted into one share of the Maryland Corporation's common stock, $.01 par value per share (the "Maryland Common Stock"), at the effective time of the merger. The Maryland Corporation's principal executive offices will continue to be located at 610 West Ash Street, San Diego, California 92101. The Reincorporation will not result in any change in the Corporation's business, assets or liabilities and will not result in any relocation of management or other employees. Shareholders of the Corporation will have no dissenters' rights of appraisal with respect to the Reincorporation proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors believes that the Reincorporation proposal is in the best interests of the Corporation and its shareholders and therefore recommends that shareholders vote FOR approval of the proposal. A vote FOR the Reincorporation proposal will constitute approval of (i) the change in the Corporation's state of incorporation through a merger of the Corporation into the Maryland Corporation, (ii) the Articles of Amendment and Restatement of the Maryland Corporation in substantially the form set forth in Appendix B hereto (the "Maryland Articles"), (iii) the Bylaws of the Maryland Corporation in substantially the form set forth in Appendix C hereto (the "Maryland Bylaws"),
(iv) the assumption of the Corporation's employee benefit plans and stock option plans, including the Stock Option Plan (or Stock Option and Incentive Plan, if Proposal 3 is approved by the shareholders at the Annual Meeting), by the Maryland Corporation, and (v) all other aspects of the Reincorporation proposal.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                             A VOTE FOR PROPOSAL 2.

CERTAIN CONSEQUENCES OF THE MERGER

    The following discussion summarizes certain terms of the Merger Agreement and certain consequences of the merger. This description is qualified in its entirety by reference to the Merger Agreement, the Maryland Articles and the Maryland Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively.

    EFFECTIVE TIME. The merger will take effect on the later of the time at which the Merger Agreement and appropriate certificates are filed with the Secretary of State of the State of California and the time at which Articles of Merger are filed with the State Department of Assessments and Taxation of Maryland, which filings are anticipated to be made substantially concurrently as soon as practicable after the Reincorporation proposal is approved by the shareholders of the Corporation (such time will be referred to herein as the "Effective Time"). At the Effective Time, the separate corporate existence of the Corporation will cease and shareholders of the Corporation will become shareholders of the Maryland Corporation.

    MANAGEMENT AFTER THE MERGER. The current officers of the Corporation will be the officers of the Maryland Corporation. Immediately after the Effective Time, members of the Board of Directors of the Maryland Corporation (the "Maryland Board of Directors") will be composed of the then current members of the Board of Directors of the Corporation. The current members of the Board of Directors will continue to hold office as directors of the Maryland Corporation for the same terms for which they would otherwise have served as directors of the Corporation.

    CONVERSION OF COMMON STOCK. As a result of the Reincorporation, each outstanding share of Common Stock of the Corporation will automatically be converted into one share of Maryland Common Stock. Other than changes due to the differences between California and Maryland law (see "Comparison of Rights of Shareholders of the Corporation and Stockholders of the Maryland Corporation"), there will be no changes in the rights, preferences and privileges of holders of the Common Stock as a result of the Reincorporation. EACH OUTSTANDING CERTIFICATE CURRENTLY REPRESENTING SHARES OF THE CORPORATION'S COMMON STOCK WILL, AFTER THE MERGER, REPRESENT THE SAME NUMBER OF SHARES OF MARYLAND COMMON STOCK. ACCORDINGLY, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE CORPORATION TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR MARYLAND COMMON STOCK CERTIFICATES. The Maryland Common Stock will continue to be listed, without interruption, on the NYSE under the same symbol ("BPP") as the Corporation's Common Stock prior to the merger.

    CAPITALIZATION OF THE MARYLAND CORPORATION. After the Reincorporation, the authorized capitalization of the Maryland Corporation will consist of 75,000,000 authorized shares of $.01 par value Maryland Common Stock, and 5,000,000 authorized shares of $.01 par value preferred stock, of which no shares will be issued and outstanding. The capitalization of the Corporation consists of 40,000,000 authorized shares of no par value Common Stock, of which there were 17,096,452 shares issued and outstanding on March 14, 1997, and 5,000,000 authorized shares of no par value preferred stock, of which no shares are issued and outstanding. As is the case with the Corporation, the authorized but unissued shares of the Maryland Common Stock and preferred stock of the Maryland Corporation will be available for issue from time to time without further action or authorization by the stockholders (except as required by law or by the rules of any stock exchange on which the Maryland Corporation's securities may be listed) for such corporate purposes as may be determined by the Board of Directors. In this regard, the terms of any preferred stock to be authorized, including dividend rates, conversion prices, voting rights, redemption prices, and similar matters, will be determined by the Maryland Board of Directors. The authorized capital of the Maryland Corporation will also include 20,000,000 shares of Excess Stock of $.01 par value, of which no shares will be issued and outstanding. Shares of Excess Stock will be issued only upon exchange for Common Stock or for preferred stock upon a holder thereof reaching the "Ownership Limit" described under "Limit on Ownership; Excess Stock"' below. The Board of Directors of the Maryland Corporation will have authority to reclassify the aggregate 100,000,000 shares of capital stock among the authorized classes of stock referred to above.

    EMPLOYEE BENEFIT PLANS. Each of the Corporation's employee benefit plans, including the Burnham Pacific Properties, Inc. Stock Option Plan (or Stock Option and Incentive Plan, if Proposal 3 is approved by the shareholders at the Meeting) (the "Stock Option Plan") will be continued by the Maryland Corporation following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Stock Option Plan by the Maryland Corporation. In addition to the assumption by the Maryland Corporation of all options outstanding under the Stock Option Plan, any and all other outstanding options and other rights to acquire shares of Common Stock of the Corporation will be converted into options or rights to acquire shares of Maryland Common Stock.

    FRANCHISE TAX. After the Reincorporation, the Maryland Corporation will continue to be subject to California's annual franchise tax because it conducts business in California. However, as a Maryland corporation, the Maryland Corporation will not be subject to any annual franchise taxes or other similar taxes in Maryland other than a nominal personal property tax filing fee, provided that the Maryland Corporation does not acquire property or otherwise conduct business in Maryland and that Maryland does not alter its current laws.

    FEDERAL INCOME TAX CONSEQUENCES. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Corporation's Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Corporation or the Maryland Corporation. Each former holder of shares of the Corporation's Common Stock will have the same basis in the Maryland Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Corporation's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Maryland Common Stock will include the period during which such holder held the shares of Common Stock, provided the latter were held by such holder as a capital asset at the Effective Time. The Corporation has not obtained a ruling from the Internal Revenue Service with respect to the consequences of the Reincorporation.

    The foregoing is only a summary of certain federal tax consequences. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

    SHAREHOLDERS' RIGHTS. Certain differences in shareholder rights exist under the CGCL and Maryland General Corporation Law (the "MGCL"). For example, under both the MGCL and the CGCL, shareholders have the right to call a special meeting of shareholders; however, the MGCL requires that the request for a special meeting be made by holders of a greater percentage of stock having the right to vote (25% of all the votes entitled to be cast at the meeting unless, as in the case of the Maryland Corporation, the bylaws provide for a greater number not in excess of a majority of all such votes) than the percentage required (10%) under the CGCL. Although not specifically governed by either the CGCL or the MGCL, the Corporation's Bylaws and the Maryland Articles each contain provisions designed to limit the ownership of shares by any one holder to shares representing 9.8% of the value of all outstanding shares of the Corporation or the Maryland Corporation as the case may be. See "Comparison of Rights of Shareholders of the Corporation and Stockholders of the Maryland Corporation" for a more complete discussion of the consequential effects of these and other differences between the rights of shareholders under the CGCL and the MGCL.

    ACCOUNTING TREATMENT OF THE MERGER. For financial reporting purposes, as well as for federal income tax purposes, the Maryland Corporation will be deemed to be a continuation of the Corporation. Accordingly, all assets and liabilities of the Corporation will be transferred to the Maryland Corporation at their value on the Corporation's books at the Effective Time.

DISSENTERS' RIGHTS

    California law provides that shareholders of a California corporation do not have dissenters' rights where the corporation enters into a reorganization transaction such that the corporation, or its shareholders immediately before the reorganization, or both, shall own equity securities of the surviving corporation possessing more than five-sixths of the voting power of the surviving corporation. Consequently, no dissenters' rights will be available to the Corporation's shareholders with respect to the Reincorporation.

APPROVAL REQUIRED FOR REINCORPORATION

    Consistent with the CGCL, the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote on the proposal is required for approval of the Reincorporation. The Reincorporation may be abandoned or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors circumstances arise that make such action advisable; however, no amendment may be made to the Merger Agreement if it would have a material adverse effect upon the rights of the Corporation's shareholders unless it has been approved by the shareholders.

    Because a majority of all outstanding shares entitled to vote is required, an abstention from voting or a broker non-vote on this Proposal will have the same effect as a vote against the Proposal.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE CORPORATION AND STOCKHOLDERS OF THE
  MARYLAND CORPORATION

    The Corporation is organized as a corporation under the laws of the State of California and the Maryland Corporation is organized as a corporation under the laws of the State of Maryland. As a California corporation, the Corporation is subject to the CGCL, a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; rights of shareholders; and extraordinary actions, such as amendments to the articles of incorporation, mergers, sales of all or substantially all of the Corporation's assets and dissolution. The Corporation also is governed by its Articles of Incorporation, as amended (the "California Articles"), and its Amended and Restated Bylaws (the "California Bylaws"), which have been adopted pursuant to the CGCL. As a Maryland corporation, the Maryland Corporation will be governed by the MGCL, a general corporation statute covering substantially the same matters as are covered by the CGCL, and by the Maryland Articles and the Maryland Bylaws. A number of differences between the CGCL and the MGCL and among these various documents are summarized below. The CGCL refers to "shareholders" and the MGCL refers to "stockholders." The use of either term in this Proxy Statement refers to the holders of capital stock of the Corporation or the Maryland Corporation as the case may be.

    The discussion of the comparative rights of the shareholders of the Corporation and the stockholders of the Maryland Corporation set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the CGCL and the MGCL and also to the California Articles, California Bylaws, Maryland Articles and Maryland Bylaws. Copies of the Maryland Articles and of the Maryland Bylaws are attached as Appendices B and C to this Proxy Statement.

    DIVIDENDS AND OTHER DISTRIBUTIONS. Under the CGCL, a corporation may only make a distribution to shareholders if (i) its retained earnings immediately prior to payment of the distribution are at least equal to the amount of the distribution, or (ii) generally, its total assets (determined on the basis of their depreciated historical cost in accordance with generally accepted accounting principles ("GAAP") and exclusive of certain intangible assets and certain other charges and expenses) are equal to 1 times its total liabilities (excluding certain deferred items) immediately after giving effect to the distribution and its current assets are at least equal to its current liabilities (or, in certain circumstances, at least equal to 1 times its current liabilities) immediately after giving effect to the distribution. The CGCL also prohibits a California corporation from making any distribution to shareholders if the corporation is or, as a result thereof, would be likely to be unable to meet its liabilities as they mature. Moreover, the CGCL imposes certain further limitations on distributions on Common Stock if capital stock with a preference on distributions of assets upon liquidation is outstanding. The MGCL allows the payment of dividends and other distributions unless, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness as it becomes due in the ordinary course of business or (ii) the corporation's total assets would be less than the sum of the corporation's liabilities plus, unless the charter provides otherwise, the amount that would be needed upon dissolution to satisfy the preferential rights of those stockholders whose preferential rights upon dissolution are superior to those receiving the distribution.

    The Corporation has historically paid quarterly cash dividends since its incorporation in 1986 and the Maryland Corporation intends to continue to do so. Like most REITs whose assets consist principally of real property, the Corporation's distributions have reflected the amount of cash available for distribution from property operations or from "funds from operations" rather than from "retained earnings." ("Funds from operations," as currently defined by the National Association of Real Estate Investment Trusts and as followed by the Corporation, represents net income (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.) Non-cash charges for depreciation affect net income and consequently retained earnings, but not funds from operations or cash available for distribution. The Corporation's quarterly distributions over the past 10 years have exceeded its GAAP net income over the period and resulted in negative "retained earnings" on the Corporation's balance sheet, with the result that the Corporation's legal ability under the CGCL to make distributions depends upon the book value of its assets exceeding 1 times its liabilities. Such "book value" is also determined in accordance with GAAP, which means that such book value cannot exceed the historic acquisition cost of its properties less mandatory charges for depreciation since acquisition, and accordingly may be significantly less than the actual fair value of the assets at the time that distributions are made.

    While the Corporation believes, based on certain assumptions regarding the Corporation's future operations and the value of the Corporation's assets, that the differences between California and Maryland law regarding dividends or distributions is not likely to materially affect its payment of dividends in the near future, there can be no assurance that the Corporation will continue to be able to satisfy both the CGCL standard for dividends and other distributions and the Code requirement that the Corporation make certain distributions in order to maintain its REIT status. The MGCL provision regarding distributions is therefore more favorable to the Corporation in the context of its continuing ability to make distributions to its stockholders, including distributions required to retain its qualification as a REIT.

    LIMITATION OF LIABILITY. Pursuant to the CGCL and the California Articles, the liability of directors of the Corporation to the Corporation or to any shareholder of the Corporation for money damages for breach of fiduciary duty has been eliminated except (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of the law, (ii) for acts or omissions that a director believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director's duty to the Corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Corporation or its shareholders, (vi) for violations of the CGCL requirements governing Corporation contracts in which the director has a material interest, or (vii) for corporate actions for which the director and the Corporation are jointly and severally liable. In general, the liability of officers may not be eliminated or limited under California law.

    Pursuant to the MGCL and the Maryland Articles, the liability of directors and officers to the Maryland Corporation or to any stockholder of the Maryland Corporation for money damages will be eliminated, except for (i) actual receipt of an improper personal benefit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Maryland law therefore permits the limitation of directors' and officers' liability in a broader range of circumstances than does California law. As a result, the directors and officers of the Maryland Corporation may not be liable for certain actions for which they might have otherwise been liable under California law.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS. Maryland and California have similar laws regarding the indemnification by a corporation of its officers, directors, employees, and other agents. The Bylaws of both the Corporation and the Maryland Corporation authorize the Corporation and the Maryland Corporation to indemnify, and advance expenses to, their respective present and former directors, officers and employees to the maximum extent permitted by the CGCL or the MGCL, as applicable. Under the MGCL, a corporation may indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer has reasonable cause to believe that the act or omission was unlawful. The MGCL also permits the Maryland Corporation to advance expenses to a director or officer, provided that, as a condition to advancing expenses, the Maryland Corporation obtains (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Maryland Corporation as authorized by the MGCL and (ii) a written statement by or on behalf of the director or officer to repay the amount paid or reimbursed by the Maryland Corporation if it shall ultimately be determined that the applicable standard of conduct was not met. Under the MGCL, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. As a result, the Maryland Corporation is permitted to indemnify and advance expenses to its directors, officers, employees and other agents pursuant to an express contract, bylaw provision, shareholder vote or otherwise.

    The CGCL contains provisions authorizing corporations to indemnify officers and directors in substantially the same circumstances as the MGCL. However, no indemnification is permitted under the CGCL for the actions for which liability for money damages may not be limited, as described above under "Limitation of Liability." California law permits indemnification in derivative actions except that indemnification may only be made with court approval (i) when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders or (ii) when a threatened or pending action is settled or otherwise disposed of without court approval. The MGCL permits indemnification in derivative actions, even if ultimately disposed of through a settlement, however indemnification is prohibited if the person seeking indemnification has been found liable to the corporation in a proceeding brought by or in the right of the corporation. In addition, the MGCL provides that a person adjudged liable on the basis that a personal benefit was improperly received may not be indemnified by the corporation unless otherwise ordered by a court. Under the CGCL, the termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person is prohibited from being indemnified. In contrast, under Maryland law, a termination of a proceeding by conviction or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that such person is not entitled to indemnification.

    The CGCL, the MGCL and the Bylaws of both the Corporation and the Maryland Corporation permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act. The Board of Directors has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

    REMOVAL OF DIRECTORS. Under the CGCL and the California Bylaws, any or all directors may be removed with or without cause if the removal is approved by a majority of the outstanding shares entitled to vote, except that no director may be removed (unless the entire board is removed) when the votes cast against removal would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast and the entire number of directors authorized at the time of the most recent election were then being elected. The CGCL also provides that the superior court of the proper county may, at the request of shareholders holding at least 10% of the number of outstanding shares of any class, remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from reelection any director so removed for a period prescribed by the court.

    The MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, unless the charter of the corporation provides otherwise. The MGCL further states that if the stockholders of any class or series are entitled separately to elect one or more directors, a director elected by a class or series may not be removed without cause except by the affirmative vote of a majority of all of the votes of that class or series, unless the charter of the corporation provides otherwise. The Maryland Articles provide that directors may be removed only for cause following a hearing. In contrast to California law, the MGCL does not provide for the removal of directors by a court upon petition of shareholders.

    VACANCIES ON THE BOARD OF DIRECTORS. The CGCL provides that vacancies on the board of directors may be filled by the approval of the board of directors or, if the number of directors then in office is less than a quorum, by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with the CGCL, or (iii) a sole remaining director, unless the articles or bylaws of a corporation state otherwise and except for a vacancy created by the removal of a director. The California Bylaws contain a similar provision, except that vacancies created by the removal of a director may also be filled in this manner. Under the CGCL and the California Bylaws, holders of a majority of the outstanding shares entitled to vote may elect a director at any time to fill any vacancy not filled by the directors. In addition, under the CGCL, if at the time of filling any vacancy on the Board of Directors or a newly created directorship, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the whole Board of Directors, the superior court may, upon application of any shareholder or shareholders holding at least 5% of the total number of outstanding shares having the right to vote for such directors, summarily order a special meeting of shareholders to be held to elect the entire Board of Directors.

    Under the MGCL and the Maryland Bylaws, stockholders of the Maryland Corporation may elect a successor to fill a vacancy on the Maryland Board of Directors which results from the removal of any director, subject to certain voting provisions if a director was elected by one class of stock. Any vacancy occurring in the Maryland Board of Directors for any reason other than an increase in the number of directors may be filled by a majority of the remaining directors, whether or not such number of Directors is sufficient to constitute a quorum. For vacancies due to an increase in the number of members of the Maryland Board of Directors, a majority of the entire Maryland Board of Directors may fill any such vacancies. In contrast to the CGCL, neither the MGCL nor the Maryland Bylaws have a provision authorizing the Maryland courts to fill vacancies on a Maryland corporation's board of directors. Thus, in circumstances where a majority of the number of board seats are vacant, the stockholders of a Maryland corporation may not petition the courts to fill such vacancies and consequently may have less control over the timing and selection of the new directors.

    SPECIAL MEETINGS OF SHAREHOLDERS. The CGCL and the California Bylaws provide that a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than 10% of the votes at the meeting. Under the MGCL and the Maryland Bylaws, a special meeting of stockholders may be called by the Chairman of the Board, the President or a majority of the Board of Directors and shall be called by the Secretary of the Maryland Corporation at the request in writing of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting. The MGCL and the Maryland Bylaws also provide, however, that unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months. Thus, the stockholders' right to call a special meeting under Maryland law is more limited than under California law.

    ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS. The CGCL provides that, unless otherwise provided in the articles of incorporation of a California corporation, any action that may be taken at a shareholder meeting may be taken without a meeting, without prior notice and without a vote, upon the written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a shareholder meeting at which all shares entitled to vote were present and voted. The MGCL provides that any action that may be taken at a stockholder meeting may be taken without a meeting only if a unanimous written consent setting forth the matter is signed by each stockholder entitled to vote on the matter.

    Notwithstanding that the MGCL and the CGCL permit the use of written consents, the rules of the New York Stock Exchange ("NYSE") generally prohibit listed companies from using written consents in lieu of meetings. Thus, the Corporation and, if the Reincorporation is consummated, the Maryland Corporation are effectively prohibited from using a written consent in lieu of a meeting.

    INSPECTION OF BOOKS AND RECORDS. Under the CGCL, upon written demand for any purpose reasonably related to the shareholder's interest as a shareholder, any shareholder of the Corporation may inspect and copy the accounting books and records and the minutes of proceedings of the shareholders, the board and committees of the board. A shareholder or shareholders (i) who hold at least 5% of the outstanding voting shares of the corporation or (ii) who hold at least 1% of those voting shares and have filed a Schedule 14A with the Securities and Exchange Commission shall have an absolute right to inspect and copy the record of shareholders. These rights apply both to any California corporation and any foreign corporation that keeps such records in California or has its principal executive office in California. Thus, the inspection rights provided by the CGCL will be applicable to the Maryland Corporation after the Reincorporation.

    The MGCL provides a right to inspect and copy a corporation's books of account and stock ledger to individuals who have been stockholders for more than six months and own at least 5% or more of any class of a Maryland corporation's outstanding voting shares. In addition, any stockholder of a Maryland corporation has the right to inspect certain corporate records and to request that the corporation provide a sworn statement showing all stock and securities issued and all consideration received by the corporation within the preceding 12 months.

    AMENDMENTS TO BYLAWS AND ARTICLES. Under the CGCL, a corporation's bylaws may be adopted, amended or repealed by approval of the shareholders or by the board of directors; however, the shareholders may never be divested of the power to adopt, amend or repeal the bylaws. In addition, the CGCL provides that a bylaw changing a fixed number of directors or the maximum or minimum number of directors may only be adopted by the holders of a majority of the shares entitled to vote. The California Bylaws provide that no amendment thereto may be made unless approved by the vote of the holders of a majority of the voting securities outstanding.

    Under the MGCL, the power to adopt, alter and repeal the bylaws is vested in the stockholders except to the extent that the charter or bylaws vest such power in the board of directors. The Maryland Articles and Bylaws provide that the Maryland Board of Directors shall have the power to adopt, amend or repeal the Maryland Bylaws, provided that any such action may only be taken by the affirmative vote of no less than two-thirds of all directors at the time. Alternatively, the Maryland Articles and Bylaws provide that the Maryland Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of both the Maryland Board of Directors and the stockholders of the Maryland Corporation.

    Under California law, the articles of incorporation may be amended only if such amendment is approved by the board of directors and by the holders of a majority of the outstanding shares of stock entitled to vote on the matter. Under Maryland law, an amendment to the articles of incorporation must be approved by the board of directors and the holders of two-thirds of the shares entitled to vote on such matter unless such articles provide for a different vote not less than a majority of such shares so entitled to vote; the Maryland Articles provide that they may be amended by the holders of a majority of the shares entitled to vote on such matter.

    SHAREHOLDER VOTING RIGHTS. Under the CGCL, the articles of incorporation and bylaws of California corporations may include supermajority voting provisions. These provisions, however, must be renewed every two years and may not require a vote in excess of 66 %. In contrast, under the MGCL, the articles of incorporation of a Maryland corporation may include supermajority voting provisions without restrictions. The Maryland Articles currently do not contain any supermajority voting provisions.

    California law provides for cumulative voting in the election of directors (which permits holders of less than a majority of the voting securities of a corporation to cumulate their votes and elect a director or directors in certain situations) but permits for the elimination thereof in the case of a listed corporation (which is defined as a corporation that has shares listed on the NYSE or other national securities exchanges). The California Bylaws specifically provide for cumulative voting. Under the MGCL, cumulative voting is not available unless so provided in the corporation's articles of incorporation. The Maryland Articles do not provide for cumulative voting. As a result, holders of a majority of the shares of Maryland Common Stock will generally be entitled to elect all of the directors of the Maryland Corporation.

    With certain exceptions, the CGCL requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by the holders of a majority of each class of shares outstanding. In contrast, the MGCL requires, with certain exceptions, that the holders of two-thirds of all shares entitled to vote on the matter must approve mergers, consolidations, share exchanges and transfers of assets unless the charter provides for a different number not less than a majority; the Maryland Articles provide that such matters may be approved by the holders of a majority of shares entitled to vote on the matter.

    LIMIT ON SHARE OWNERSHIP; "EXCESS STOCK." Both the California Bylaws and the Maryland Articles contain provisions limiting the ownership of shares which are intended to ensure that the Corporation and the Maryland Corporation meet the requirement of the Code for qualification as a REIT. Among other things, these provisions are intended to meet the requirement of the Code that, at no time during the second half of any taxable year, may five or fewer individuals (defined in the Code to include certain entities) own more than 50% in value of the outstanding capital stock.

    The California Bylaws provide that no person shall at any time directly or indirectly acquire ownership of more than 9.8% of the outstanding shares of the Corporation. Shares owned by persons in excess of that amount are deemed "Excess Shares." For purposes of determining indirect ownership, the constructive ownership provisions applicable under Section 544(a) of the Code attribute ownership of stock owned by a corporation, partnership, estate or trust proportionately to its shareholders, partners or beneficiaries, attribute ownership of stock owned by family members to other members of the same family, treat stock for which a person has an option as actually owned by that person, and set forth rules as to when stock constructively owned by a person is considered to be actually owned by such person. Accordingly, shares owned by a person who actually owns less than 9.8% of those outstanding may nevertheless be Excess Shares where one or more of the foregoing relationships exists.

    The California Bylaws provide that the Corporation may redeem any shares that are Excess Shares and that from the date of notice of redemption, the shares called for redemption cease to be outstanding with the sole right of the holder thereafter being the right to payment by the Corporation of the redemption price. The redemption price would be the average closing sales price on the New York Stock Exchange during the 30-day period ending on the business day prior to the redemption date. Such Bylaws further provide that unless the Directors determine that it is in the interest of the Corporation to make earlier payment, the redemption price shall be payable only upon liquidation of the Corporation. The payment shall not exceed the amount which is the sum of the per-share distributions designated as

(i) liquidating distributions, and (ii) return of capital distributions declared with respect to unredeemed shares subsequent to the redemption date (i.e., the amount per share that a shareholder whose shares are not redeemed would receive upon liquidation of the Corporation). However, if the person from whom the Excess Shares were redeemed sells a like number of shares within 30 days of the redemption date, the Corporation shall rescind the redemption of the Excess Shares unless counsel to the Corporation is of the opinion that such rescission would jeopardize the Corporation's tax status as a REIT. In that event, in lieu of rescission, the Corporation shall make immediate payment for the shares. The California Bylaws also authorize the Corporation to refuse to effect the transfer of any shares which would result in a person holding Excess Shares, and also provide that any purported acquisition of shares that would result in the disqualification of the Corporation as a REIT shall be null and void.

    The Maryland Articles also limit any holder from owning, or being deemed to own after applying the constructive ownership provisions of the Code described above, shares of stock of the Maryland Corporation having a value that is more than 9.8% (the "Ownership Limit") of the value of all outstanding stock of the Maryland Corporation. Under the Maryland Articles, any transfer of stock or any security convertible into stock that would create direct or indirect ownership of stock in excess of the Ownership Limit (a "prohibited transfer") shall be null and void, and the intended transferee will acquire no rights to the stock. Shares of stock owned, or deemed to be owned, or transferred to a stockholder in excess of the Ownership Limit will automatically be exchanged for shares of Excess Stock that will be transferred, by operation of law, to an unaffiliated trustee to be named by the Board of Directors of the Maryland Corporation for the exclusive benefit (except to the extent described below) of one or more charitable beneficiaries designated from time to time by the Maryland Corporation. The Excess Stock held in trust will be considered as issued and outstanding shares of stock of the Maryland Corporation, will be entitled to receive distributions declared by the Maryland Corporation and may be voted by the trustee for the exclusive benefit of the charitable beneficiary. Any dividend or distribution paid to a purported transferee of Excess Stock prior to the discovery by the Maryland Corporation that stock has been transferred in a prohibited transfer shall be repaid to the Maryland Corporation upon demand and thereupon paid over by the Maryland Corporation to the trustee. Any votes of holders of shares of stock purported to have been cast by a purported transferee prior to such discovery of a prohibited transfer will be retroactively deemed not to have been cast subject to applicable law and may be recast by the trustee for the benefit of the charitable beneficiary, but said retroactive nullification or recast of the vote of the relevant shares of stock shall not adversely affect the rights of any person (other than the purported transferee) who has relied in good faith upon the effectiveness of the matter that was the subject of the stockholder action as to which such votes were cast.

    Excess Stock is not transferable. Subject to the redemption rights of the Maryland Corporation, discussed below, the trustee of the trust may, however, sell and transfer the interest in the trust to a transferee in whose hands the interest in the trust representing Excess Stock would not be an interest in Excess Stock, and upon such sale the shares of Excess Stock represented by the sold interest shall be automatically exchanged for shares of stock of the class that was originally exchanged into such Excess Stock. Upon such sale, the trustee shall distribute to the purported transferee only so much of the sales proceeds as is not more than the price paid by the purported transferee in the prohibited transfer that resulted in the exchange of Excess Stock for the stock purported to have been transferred (or, if the purported transferee received such stock by gift, devise or otherwise without giving value for such stock, only an amount that does not exceed the market price for such stock, as determined in the manner set forth in the Maryland Articles, at the time of the prohibited transfer), and the trustee shall distribute all remaining proceeds from such sale to the charitable beneficiary.

    In addition to the foregoing transfer restrictions, the Maryland Corporation will have the right, for a period of 90 days during the time any Excess Stock is held by the trustee, to purchase all or any portion of the Excess Stock from the trustee for the lesser of the price paid for the stock by the original purported transferee (or, if the purported transferee received such stock by gift, devise or otherwise without giving value for such stock, the market price of the stock as determined in the manner set forth in the Maryland Articles at the time of such prohibited transfer) or the market price (as so determined) of the stock on the date the Maryland Corporation exercises its right to purchase. Upon any such purchase by the Maryland Corporation, the trustee shall distribute the purchase price to the original purported transferee. The 90-day period begins on the date on which the Maryland Corporation receives written notice of the prohibited transfer or other event resulting in the exchange of stock for Excess Stock.

    Both the California Bylaws and the Maryland Articles authorize the Board of Directors to permit a transfer which would otherwise be prohibited if the Board is satisfied that such transfer will not jeopardize the Corporation's or the Maryland Corporation's status as a REIT. Both also provide that the provisions relating to Excess Shares or the Ownership Limit shall not apply to shares of capital stock acquired pursuant to an all cash tender offer for all outstanding shares of capital stock in conformity with applicable laws where not less than two-thirds of the outstanding shares of capital stock (not including securities held by the tender offeror and/or its affiliates and associates) are tendered and accepted pursuant to such tender offer and, in the case of the Maryland Corporation, where the tender offeror commits in such tender offer, if the offer is accepted by the holders of two-thirds of the outstanding stock, promptly after the tender offeror's purchase of the tendered stock to give any non-tendering stockholders a reasonable opportunity to "put" their capital stock to the tender offeror at a price not less than that paid pursuant to the tender offer.

    BUSINESS COMBINATION STATUTE. Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation's shares (an "Interested Maryland Stockholder") or an affiliate thereof are prohibited for five years following the date on which the Interested Maryland Stockholder becomes an Interested Maryland Stockholder. Thereafter, the MGCL provides that any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (b) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the Interested Maryland Stockholder with whom the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Maryland Stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Maryland Stockholder becomes an Interested Maryland Stockholder.

    Pursuant to the authority granted under the MGCL, the Board of Directors will adopt a resolution providing that the "business combination" provisions of the MGCL shall not apply to the Maryland Corporation. This resolution will only be revoked if the Maryland Board of Directors determines that such revocation is in the best interests of the Maryland Corporation and its stockholders.

    California law does not include a business combination statute, however, the CGCL requires delivery of a fairness opinion in connection with some business combination transactions between a corporation and an interested party (an "Interested Party"). The CGCL defines "Interested Party" to include (i) a person who directly or indirectly controls the corporation that is the subject of the proposed combination, (ii) is directly or indirectly controlled by an officer or director of the subject corporation or (iii) is an entity in which a material financial interest is held by any director or executive officer of the subject corporation.

    CONTROL SHARE ACQUISITIONS STATUTE. The MGCL contains an additional provision which eliminates the voting rights of "control shares" in certain circumstances. The MGCL provides that a person (the "acquiror") who makes a bona fide offer to acquire or acquires "control shares" of a Maryland corporation must obtain the approval of the holders of two-thirds of the shares entitled to vote on the matter

(excluding shares of stock owned by the acquiror or by officers or directors who are employees of the corporation) in order to vote the control shares that the acquiror acquires. "Control shares" are voting shares of stock which, if aggregated with all other shares of stock previously acquired by such person, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority of all voting power. Control shares do not include shares that the acquiror is then entitled to vote as a result of having previously obtained stockholder approval.

    The MGCL permits Maryland corporations to elect not to be governed by the control share acquisition statute by including a provision in their bylaws to opt out of the application of this statute. The Maryland Corporation has opted not to be governed by the provisions of this statute at this time and has included a provision to such effect in the Maryland Bylaws. The Maryland Board of Directors may, without stockholder approval, vote to amend the Maryland Bylaws to eliminate such provision which would result in the Maryland Corporation being governed by the control share acquisition statute. The Maryland Bylaws will only be amended by the Maryland Board of Directors in the future to eliminate this provision if the Maryland Board of Directors determines that it is in the best interests of the stockholders to do so.

    Unlike Maryland, California does not have a control share acquisition statute.

    RIGHTS OF DISSENTING SHAREHOLDERS. The CGCL eliminates dissenters' rights for shares listed on any national securities exchange unless demands for payment are filed with respect to five 5% or more of the outstanding shares of that class of shares. Appraisal rights are unavailable under the CGCL, however, where the corporation enters into a reorganization transaction such that the corporation or its shareholders immediately prior to the reorganization, or both, will own equity securities of the surviving corporation constituting more than five-sixths of the voting power of the surviving corporation (as will be the case in the Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of the Corporation with respect to the Reincorporation.

    The MGCL eliminates dissenters' rights for shares listed on a national securities exchange and, unlike the CGCL, does not provide an exception where holders of 5% or more of the outstanding shares make a demand for payment. Thus, Maryland law eliminates dissenters' rights in some circumstances in which such rights would be available under the CGCL.

    INTERESTED DIRECTOR TRANSACTIONS. Under both California and Maryland law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest provided that certain conditions, such as obtaining certain required approvals and fulfilling the requirements of good faith and full disclosure, are met. Under California and Maryland law, (i) either the shareholders or the board of directors must approve any contract or transaction after full disclosure of the material facts (and in the case of board approval in California, the contract or transaction must also be "just and reasonable") or (ii) the contract or transaction must have been just and reasonable or fair and reasonable, as applicable, at the time it was authorized or approved. California law has a more stringent requirement than Maryland law in circumstances where board approval is sought with respect to an interested director transaction because the contract or transaction must be just and reasonable and must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under the MGCL, if board approval is sought, there is no requirement that the contract or transaction be fair and reasonable and the approval for the contract or transaction may be obtained by a majority vote of the disinterested directors (even though less than a majority of a quorum). The Maryland Board of Directors, therefore, may be able to approve certain transactions under Maryland law that the Corporation's Board of Directors would not be able to approve under California law because more than a majority of a quorum of directors are interested directors.

    The CGCL also provides that any loan or guarantee to or for the benefit of a director or officer of the corporation or its parent requires the approval of the shareholders unless such loan or guaranty is pursuant to a plan that has been approved by the holders of a majority of the outstanding shares. However, under the CGCL, the bylaws of a corporation with more than 100 shareholders may authorize the board of directors alone to approve loans or guaranties to directors and officers. The California Bylaws do not currently contain such a provision allowing the directors to approve such loans or guaranties.

    In contrast, under the MGCL, a corporation may make loans to or guarantee the obligations of its officers and employees if, in the judgment of the board of directors, such loan or guaranty may reasonably be expected to benefit the corporation.

    DISSOLUTION OF THE CORPORATION AND THE MARYLAND CORPORATION. Under the CGCL, a corporation may be dissolved (i) by a vote of holders of 50% or more of the shares entitled to vote or (ii) by approval of the board of directors, if an order for relief has been entered under Chapter 7 of the federal bankruptcy law, the corporation has disposed of its assets and has not conducted any business for a period of five years or the corporation has no outstanding shares. Under the MGCL, a corporation may be dissolved with approval of the holders of two-thirds of all shares entitled to vote, unless the charter of the corporation provides for a different vote not less than a majority; the Maryland Articles provide that such matter may be approved by the holders of a majority of shares entitled to vote on the matter.

                                   PROPOSAL 3
                 AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN

    The Board of Directors has unanimously approved a proposal to amend and restate the Burnham Pacific Properties, Inc. Stock Option Plan (the "Plan"), as described below.

BACKGROUND OF THE EXISTING PLAN

    In 1987, shareholders of the Corporation initially approved the Plan, which at that time provided for the grant of options for up to 1,000,000 shares of Common Stock to officers and employees of the Corporation. Since that time the Plan has been amended from time to time, most recently at the 1996 Annual Meeting of Shareholders, when the shareholders approved amendments recommended by the Board of Directors to increase the total number of shares for which options may be granted under the Plan from 1,000,000 to 1,800,000 shares and authorizing the quarterly grant of up to 1,000 shares of Common Stock to each non-employee Director ("Independent Director") in lieu of any stock options or cash retainer or meeting fees for services as such Director. The Plan is administered by the Compensation Committee of the Board of Directors, no member of which is an employee of the Corporation. While the Board of Directors has authority to amend the Plan, amendments which change specified substantive provisions require approval of the shareholders to be effective.

    The Plan as currently in effect provides for the granting of options to officers, other employees, Directors and consultants of the Corporation, which options may be either "incentive stock options" as defined by the Internal Revenue Code ("Incentive Options"), or options that do not so qualify ("Nonqualified Options"). Incentive Options may be granted only to employees of the Corporation, and the purchase price for each Incentive Option may not be less than the fair market value of the Common Stock on the date the Incentive Option is granted ("Fair Market Value"), which, unless otherwise determined by the Committee in any particular case, is defined to be the average closing price of Common Stock as reported on the New York Stock Exchange for the ten trading days immediately preceding the date of grant. No option, whether an Incentive Option or Nonqualified Option, may be exercised at a date which is later than the earliest of (i) the tenth anniversary of the date on which the option was granted, (ii) the 90th day after termination of the optionee's employment by or rendering of services to the Corporation for any reason other than the death of the optionee, or (iii) the first anniversary of the date of the optionee's death. Subject to certain other limitations contained in the Plan, the terms of each option grant are in other respects generally determined by the Committee in its discretion.

    As amended in 1996, the Plan authorizes the quarterly grant to each Independent Director of the Corporation of up to 1,000 shares ("Director Restricted Shares") in lieu of any cash retainer or meeting fees to such Independent Director (but not in lieu of out-of-pocket expenses incurred in performing his or her duties as such or in lieu of any cash compensation that the Board of Directors determines appropriate for services as a Board or Committee chairman or for services to the Corporation other than as a Director) and in lieu of any stock options which might otherwise be issued to such Independent Director. For 1996 and subsequently, the Board of Directors has determined that the number of Director Restricted Shares to be issued each quarter shall be 750 shares, rather than the 1,000 share maximum provided in the Plan. Except upon an Independent Director's ceasing to serve as a Director, the Independent Director is restricted from disposing of any Director Restricted Shares during the first year after their grant, more than one-third of such Director Restricted Shares during the second year following their grant or more than two-thirds of such Director Restricted Shares during the third year following their grant.

PROPOSED AMENDMENT AND RESTATEMENT OF THE PLAN

    Except for the provision with respect to the grant of Director Restricted Shares to Independent Directors just described, the Plan as currently in effect does not provide for any other stock-based grants to officers, employees, Directors or consultants of the Corporation. In January 1997, the Board of Directors determined that it would be desirable to provide flexibility for the Corporation to provide stock-based compensation to its officers, employees and consultants in forms that go beyond the grant of the Incentive Options, Nonqualified Options and Director Restricted Shares that are currently authorized under the Plan. Accordingly, the Board of Directors has proposed an amendment and restatement of the Plan, subject to shareholder approval, that would (i) authorize the grant under the Plan of restricted stock awards and unrestricted stock awards, performance share limits, dividend equivalent rights, stock appreciation rights and other types of stock-based awards; (ii) to change the name of the Plan to the "Burnham Pacific Properties, Inc. Stock Option and Incentive Plan" in order to reflect these expanded types of grants; and (iii) to clarify that awards under the Plan may be made to employees, officers, Directors and consultants to subsidiaries of the Corporation as well as of the Corporation itself, and (iv) to make certain other clarifying and conforming amendments.

    Although the amendment and restatement of the Plan would authorize a number of additional types of stock-based awards, the number of shares for which awards of all types may be made under the amended Plan would NOT be increased beyond the 1,800,000 shares of Common Stock currently authorized.

    The following description of certain features of the Plan as amended and restated is intended to be a summary only. The summary is qualified in its entirety by the full text of the amended and restated Plan, which is attached here to as Appendix D.

    1.  OTHER STOCK-BASED AWARDS.

    RESTRICTED STOCK. The Committee may award shares of Common Stock to officers, other employees and consultants, subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/ or continued employment with the Corporation through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. If the performance goals or other restrictions are not attained, the grantees will forfeit their awards of Restricted Stock. The Director Restricted Shares already authorized in the existing Plan are examples of Restricted Stock.

    UNRESTRICTED STOCK. The Committee may also grant any such persons shares of Common Stock which are free from any restrictions under the Plan ("Unrestricted Stock"). Unrestricted Stock may be issued in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation.

    PERFORMANCE SHARE AWARDS. The Committee may also grant performance share awards to employees or other key persons entitling the recipient to receive shares or cash upon the achievement of such individual or Corporation performance goals and upon satisfaction of such other conditions as the Committee shall determine ("Performance Share Award").

    DIVIDEND EQUIVALENT RIGHTS. The Committee may grant dividend equivalent rights that entitle the recipient to receive dividends that would be paid if the grantee had held specified shares ("Dividend Equivalent Rights"). Dividend Equivalent Rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the Plan may be paid currently in cash or may be deemed to be reinvested in additional shares which may thereafter accrue additional equivalents. In certain instances, a person awarded Unrestricted Stock may elect to defer receipt of the shares, in accordance with such rules and procedures as may from time to time be established by the Committee. During the period of deferral, Dividend Equivalent Rights may be paid with respect to the shares whose receipt has been deferred.

    STOCK APPRECIATION RIGHTS. The Committee may award stock appreciation rights ("SARs") either as a freestanding award or in tandem with an Incentive Option or Nonqualified Option. Upon exercise of an SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share over the exercise price per share specified in the related Option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 85% of the fair market value of the shares on the date of grant) times the number of shares with respect to which the SAR is exercised. This amount may be paid in cash, in shares, or a combination thereof, as determined by the Committee. If the SAR is granted in tandem with an Option, exercise of the SAR cancels the related Option to the extent of such exercise.

    2.  CHANGE OF CONTROL PROVISIONS.

    The amended and restated Plan provides that in the event of a "Change of Control"(as defined in the Plan) of the Corporation, SARs, as well as all Incentive Options and Nonqualified Options as currently provided under the Plan, shall automatically become fully exercisable, and all Restricted Stock and Performance Share Awards shall automatically become fully vested. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

    3.  SHARE LIMIT.

    The Plan is not being amended to increase the number of shares for which awards may be granted subject to the Plan. The shares underlying options granted to non-employee Directors, and any other stock awards under the Plan, must come from the same pool of shares as are currently available for option grants under the Plan, i.e.,an aggregate of 1,800,000 shares of Common Stock.

    4.  TAX ASPECTS OF THE AMENDMENTS.

    The award of Unrestricted Stock to any officer, employee or consultant, or the vesting of a Performance Share Award, or the exercise of any SAR, will be treated as compensation to the grantee taxable at ordinary income rates, and deductible as an ordinary expense of the Corporation, at the time of, and in the amount equal to the then fair market value of, the shares awarded. Unless the grantee elects to treat the value of shares subject to Restricted Stock awards as ordinary income at the time of grant by filing an election under Section 83(b) of the Code, the grantee will be treated as receiving ordinary income in an amount equal to the fair market value of the Shares at the time the restrictions lapse. The Corporation will be entitled to a deduction in a comparable amount at the time that the grantee is considered to receive ordinary income.

RECOMMENDATION OF THE BOARD

    The Board of Directors believes that it is in the best interest of the Corporation to align the interests of the executive officers and other employees of the Corporation more closely with those of the shareholders, in order to provide a greater incentive to such persons to maximize shareholder value. Accordingly, if the proposed amendment and restatement of the Plan is approved, it is likely that bonuses or other incentive awards may be paid to officers and employees in stock or in restricted stock that may vest upon certain defined performance goals or events being met. The Board believes that the pool of shares already available for issuance upon the exercise of Incentive Options and Nonqualified Options that the Committee has authority to grant and as Director Restricted Shares should also be available for such stock awards.

    Accordingly, the Board believes the proposed amendments are in the best interest of the Corporation and recommends that shareholders approve the amendment and restatement of the Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

APPROVAL REQUIRED TO AMEND AND RESTATE THE PLAN

    The amendment and restatement must be approved by the affirmative vote of the holders of a majority of the shares present or represented at and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will accordingly have the same effect as a vote against this Proposal.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

MARTIN GROUP TRANSACTION

    On September 28, 1995, immediately prior to Mr. Martin's appointment as President, Chief Executive Officer and Director, the Corporation, Mr. Martin and various other persons affiliated with the Martin Group (collectively "Martin Group affiliates") entered into agreements relating to the Corporation's acquisition from the Martin Group affiliates of interests in six retail properties in the San Francisco Bay area (the "Martin Properties"). The Martin Properties consisted of one completed retail center ("Richmond City Center"), one center then under construction ("Marin City"), and four properties ("Hilltop", "1000 Van Ness", "Pleasant Hill" and "Palo Alto", collectively the "Development Properties") for which the Martin Group affiliates owned development rights. The acquisition vehicles for the six Martin Properties are six separate limited partnerships of which the Corporation is general partner and the Martin Group affiliates are the limited partners. Each of the partnership agreements contemplates that the Corporation will acquire or develop a specified Martin Property through the relevant partnership and that upon completion and stabilization of the property, the annualized stabilized net operating income of the property will be multiplied by 10 in order to arrive at the completed value of the property, the cost of construction and other project costs will be deducted from such completed value in order to "value" the equity interests of the limited partners in the property after providing the Corporation with an initial 10% annual return on its investment, and such equity interest of the limited partners will be stated as a number of limited partnership units determined by dividing such limited partners' equity by $16. The actual value of such limited partnership units is intended to be the market value of an equivalent number of shares of the Corporation's common stock, inasmuch as each holder of limited partnership units will have the right to "put" such units to the partnership at the then market value of an equivalent number of Corporation shares. Upon the exercise of such "put," the Corporation has the option of exchanging such units for Corporation shares on a 1-for-1 basis. In 1995, the partnership that acquired the completed Richmond City Center property issued 41,878 limited partnership units to the Martin Group affiliates to evidence their equity interests in such partnership.

    During 1996, the Board of Directors, without Mr. Martin participating, approved the acquisition, following completion of construction, of Marin City and the commencement of construction of Hilltop and 1000 Van Ness. In March 1997, the Board of Directors, without Mr. Martin participating, approved commencement of construction of Pleasant Hill subject to the satisfaction of certain conditions. The Corporation expects that upon completion and stabilization of each of these properties, the applicable partnerships will issue partnership units to The Martin Group in accordance with the partnership agreements. Because none of Marin City or the Development Properties was completed and stabilized in 1996, no partnership units were issued during that year.

OTHER TRANSACTIONS

    In July 1996, the Corporation purchased Ladera Shopping Center ("Ladera") in Los Angeles through a limited liability company initially substantially wholly-owned by the Corporation, which is intended ultimately to be 25% owned by the Corporation and 75% owned by an institutional investor, California Urban Investment Partners, LLC ("CUIP"). The Corporation has been advised that an entity controlled by Victor B. MacFarlane, a Director of the Corporation, holds an approximately 1 1/2% indirect ownership interest in, and is an advisor to, CUIP. In December 1996, the Corporation purchased Margarita Plaza ("Margarita") in Huntington, California with the understanding that CUIP would also acquire a 75% interest through the formation of another limited liability company. CUIP funded its 75% acquisition of Margarita in February 1997, and the Corporation expects CUIP to fund its 75% acquisition of Ladera by March 31, 1997, in each case by CUIP's payment of 75% of the Corporation's investment in the respective property. The respective limited liability companies owning Ladera and Margarita have engaged the Corporation to manage the properties for a management fee consistent with prevailing third party fees.

                                    AUDITORS

    The Corporation's financial statements for the year ended December 31, 1996 were audited by Deloitte & Touche LLP, which has audited the Corporation's books and records since 1986. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Proposals of shareholders (including nominations for Directors) intended to be presented at the next Annual Meeting must be received by the Secretary of Burnham Pacific Properties, Inc., 610 West Ash Street, Suite 1600, San Diego, California 92101, no later than November 21, 1997.

                                 OTHER MATTERS

    All shareholders of record at the close of business on March 14, 1997, the record date for the determination of shareholders entitled to vote at the Annual Meeting, are concurrently being sent a copy of the Corporation's Annual Report, including financial statements for the fiscal year ended December 31, 1996.

    The expense of preparing, printing and mailing the Notice of Annual Meeting of Shareholders and proxy material, and all other expenses of soliciting proxies will be borne by the Corporation. Officers or other employees of the Corporation may, without additional compensation therefor, solicit proxies in person, by telephone, facsimile or mail. The Corporation may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

    Management knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any such matter shall properly come before the meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          BURNHAM PACIFIC PROPERTIES, INC.

                                          Nina Galloway,
                                          Secretary

San Diego, California
March 31, 1997

                                 APPENDIX INDEX

Appendix A: Agreement and Plan of Merger (the "Merger Agreement").....................        A-1

Appendix B: Articles of Amendment and Restatement (the "Maryland Articles")...........        B-1

Appendix C: Bylaws (the "Maryland Bylaws")............................................        C-1

Appendix D: Stock Option and Incentive Plan, Amended and Restated as of May 6, 1996
 (the "Plan").........................................................................        D-1

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of          , 1997,
between Burnham Pacific Properties, Inc., a California corporation (the "Corporation"), and Burnham Pacific Properties, Inc., a Maryland corporation (the "Maryland Corporation").

                                    RECITALS

    WHEREAS, the Board of Directors of the Corporation and the Board of Directors of the Maryland Corporation each have determined that it is in the best interests of their respective corporations and/or stockholders to effect the merger provided for herein (the "Merger") upon the terms and subject to the conditions set forth herein; and

    NOW, THEREFORE, in consideration of the promises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto adopt the plan of merger encompassed by this Agreement and agree as follows:

                                   ARTICLE I
                      THE MERGER; CLOSING; EFFECTIVE TIME

    1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), the Corporation shall be merged with and into the Maryland Corporation, the stockholders of the Corporation will become the stockholders of the Maryland Corporation and the separate corporate existence of the Corporation shall thereupon cease (the "Merger"). The parties intend that the Merger qualify as a reorganization described in Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The Maryland Corporation shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity") and shall continue to be governed by the laws of the State of Maryland and the separate existence of the Maryland Corporation with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the California General Corporation Law (the "CGCL") and the Maryland General Corporation Law (the "MGCL"). The Maryland Corporation shall assume and adopt in their entirety the Corporation's employee benefit plans and stock option plans, including the Stock Option Plan (or Stock Option and Incentive Plan, if Proposal 3 is approved by the stockholders at the 1997 Annual Meeting).

    1.2 CLOSING. The closing of the Merger (the "Closing") shall take place at such place and time and/ or on such date as the Corporation and the Maryland Corporation may agree.

    1.3 EFFECTIVE TIME. Following the Closing, and provided that this Agreement has not been terminated or abandoned pursuant to Article VI hereof, the Corporation and the Maryland Corporation will, at such time as they deem advisable, cause this Agreement to be filed, together with appropriate certificates of each of the Corporation and the Maryland Corporation, with the Secretary of State of California as provided in Section 1108 of the CGCL and the Articles of Merger (the "Articles of Merger") to be filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided in Sections 3-107 and 3-109 of the MGCL. The Merger shall become effective at the later of the time of the filing of the Agreement and appropriate certificates with the Secretary of State of California and the time of the acceptance for record of the Articles of Merger by the SDAT (the "Effective Time").

                                   ARTICLE II
                      ARTICLES OF INCORPORATION AND BYLAWS
                          OF THE SURVIVING CORPORATION

    2.1 ARTICLES OF INCORPORATION. The Charter of the Maryland Corporation shall be restated and amended to read as set forth in the Articles of Amendment and Restatement set forth as Appendix B to the Proxy Statement for the 1997 Annual Meeting of Shareholders of the Corporation at the Effective Time until further duly amended in accordance with the terms thereof and with the MGCL (the "Articles of Incorporation").

    2.2 THE BYLAWS. The Bylaws of the Maryland Corporation in effect at the Effective Time shall continue to be the Bylaws as set forth in Appendix C to the Proxy Statement for the 1997 Annual Meeting of Shareholders of the Corporation until duly amended in accordance with the terms thereof and with the MGCL (the "Bylaws").

                                  ARTICLE III
                             DIRECTORS AND OFFICERS
                          OF THE SURVIVING CORPORATION

    3.1 DIRECTORS AND OFFICERS. The directors and officers of the Corporation at the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Entity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

                                   ARTICLE IV
                     EFFECT OF THE MERGER ON CAPITAL STOCK

    4.1 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Corporation:

        (a) Each share of the common stock, no par value per share (a "Corporation Share"), of the Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share (a "Maryland Corporation Share"), of the Maryland Corporation. Each certificate (each, a "Certificate") representing any such Corporation Shares shall thereafter represent the same number of Maryland Corporation Shares. All Corporation Shares shall no longer be outstanding and shall be canceled and retired and shall cease to exist. The common stock of the Maryland Corporation will be listed, without interruption, on the NYSE under the same symbol ("BPP") as the common stock of the Corporation prior to the merger.

        (b) Each Corporation Share held in the Corporation's treasury at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, become an authorized but unissued Maryland Corporation Share without payment of any consideration therefor.

        (c) At the Effective Time, each Maryland Corporation Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Maryland Corporation or the holder of such shares, become an authorized but unissued Maryland Corporation Share without payment of any consideration therefor.

        (d) Each option or other right to purchase or otherwise acquire Corporation Shares pursuant to stock option or other stock-based plans of the Corporation granted and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such option or right, be converted into and become a right to purchase or otherwise acquire the same number of Maryland Corporation Shares at the same price per share and upon the same terms and subject to the same conditions as applicable to such options or other rights immediately prior to the Effective Time.

                                   ARTICLE V
                                   CONDITIONS

    5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of the Maryland Corporation and the Corporation to consummate the Merger are subject to the approval of this Agreement (i) by the holders of a majority of the Corporation Shares, in accordance with applicable law and the Corporation's Articles of Incorporation, as amended or restated, and the Bylaws, as amended or restated, of the Corporation, and (ii) by the Corporation as sole stockholder of the Maryland Corporation, in accordance with applicable law and the Articles of Incorporation and the Bylaws of the Maryland Corporation.

                                   ARTICLE VI
                                  TERMINATION

    6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by holders of the Corporation Shares, by the mutual consent of the Board of Directors of the Corporation and the Board of Directors of the Maryland Corporation.

    6.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article VI, no party thereto (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement.

                                  ARTICLE VII
                           MISCELLANEOUS AND GENERAL

    7.1 MODIFICATION OR AMENDMENT. Subject to the applicable provisions of the CGCL and the MGCL, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties; provided, however, that after this Agreement has been approved by the stockholders of the Corporation and the Maryland Corporation, this Agreement shall not be amended if such amendment would have a material adverse effect on the stockholders of either the Corporation or the Maryland Corporation, unless such amendment is approved by such stockholders.

    7.2 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

    7.3 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

    7.4 HEADINGS. The Article, Section and paragraph headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

    7.5 STOCKHOLDER. The term "stockholder" in this Agreement shall mean stockholder or shareholder.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                               BURNHAM PACIFIC PROPERTIES, INC.,
                                               a California Corporation

Attest:                                        By:
--------------------------------------------   --------------------------------------------
Nina Galloway,                                 J. David Martin, PRESIDENT
CORPORATE SECRETARY

                                               BURNHAM PACIFIC PROPERTIES, INC.,
                                               a Maryland Corporation

Attest:                                        By:
--------------------------------------------   --------------------------------------------
Nina Galloway,                                 J. David Martin, PRESIDENT
CORPORATE SECRETARY

                                                                      APPENDIX B

                        BURNHAM PACIFIC PROPERTIES, INC.
                     Articles of Amendment and Restatement

    FIRST: Burnham Pacific Properties, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its Charter as currently in effect and as hereinafter amended.

    SECOND: The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

                                   ARTICLE I
                                  INCORPORATOR

    The undersigned, David L. Bohan, whose address is Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II
                                      NAME

    The name of the corporation (the "Corporation") is:

                          Burnham Pacific Properties, Inc.

                                  ARTICLE III
                                    PURPOSE

    The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code. Without limiting the generality of this Article III, the purposes for which the Corporation is formed include continuation of business heretofore conducted by Burnham Pacific Properties, Inc., a California corporation being or to be merged into this Corporation (the "Predecessor Corporation").

                                   ARTICLE IV
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

    The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, the post address of which is 32 South Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

                                   ARTICLE V
                       PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
               CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

    Section 5.1 NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be nine, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

                                  Malin Burnham
                                  James D. Harper, Jr.
                                  James D. Klingbeil
                                  J. David Martin
                                  Donne P. Moen
                                  Thomas A. Page
                                  Philip S. Schlein
                                  Richard R. Tartre
                                  Robin Wolaner

These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.

    Section 5.2 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action, including without limitation, any merger, consolidation, share exchange, transfer of assets, or dissolution of the Corporation, shall be effective and valid if such action has been approved or recommended by the Board of Directors and is taken or authorized by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

    Section 5.3 AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

    Section 5.4 PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

    Section 5.5 INDEMNIFICATION. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or the Predecessor Corporation or (b) any individual who, while a director of the Corporation or the Predecessor Corporation and at the request of the Corporation or the Predecessor Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation or the Predecessor Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served any other predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or any other predecessor of the Corporation.

    Section 5.6 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the

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absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

    Section 5.7 REIT QUALIFICATION. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to
Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

    Section 5.8 REMOVAL OF DIRECTORS. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of directors. If the stockholders of any class or series are entitled separately to elect one or more directors, a director elected by such class or series may not be removed without cause except by the affirmative vote of a majority of all of the votes of that class or series. For the purpose of this paragraph, "cause" shall mean with respect to any particular director a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

                                   ARTICLE VI
                                     STOCK

    Section 6.1 AUTHORIZED SHARES. The Corporation has authority to issue 75,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), 5,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock") , and 20,000,000 shares of Excess Stock, $.01 par value per share ("Excess Stock"). The authorized but unissued shares of the Common Stock and Preferred Stock of the Corporation will be available for issue from time to time without further action or authorization by the stockholders (except as required by law or by the rules of any stock exchange on which the Corporation's securities may be listed) for such corporate purposes as may be determined by the Board of Directors.

    Section 6.2 COMMON STOCK. Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

    Section 6.3 PREFERRED STOCK AND EXCESS STOCK. The Board of Directors may classify any unissued shares of Preferred Stock or Excess Stock and reclassify any previously classified but unissued shares of Preferred Stock or Excess Stock of any series from time to time, in one or more classes or series of stock.

    Section 6.4 CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation;
(b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, dividend rights, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption for each class or series, and similar matters; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause
(c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

    Section 6.5 CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

                                  ARTICLE VII
                RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

    Section 7.1 DEFINITIONS. For the purpose of this Article VII, the following terms shall have the following meanings:

        OWNERSHIP LIMIT. The term "Ownership Limit" shall mean not more than 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

        BENEFICIAL OWNERSHIP. The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        BUSINESS DAY. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        CAPITAL STOCK. The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

        CHARITABLE BENEFICIARY. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        CHARTER. The term "Charter" shall mean the Charter of the Corporation, as that term is defined in the MGCL Section 1-101(e) or any successor provision.

        CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        COMMON STOCK OWNERSHIP LIMIT. The term "Common Stock Ownership Limit" shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

        CONSTRUCTIVE OWNERSHIP. The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        EXCEPTED HOLDER. The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 7.2.7.

        EXCEPTED HOLDER LIMIT. The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

        EXCESS SHARES. The term "Excess Shares" shall mean issued and outstanding shares of stock of the Corporation held in trust for the exclusive benefit of one or more Charitable Beneficiaries by a Trustee to be appointed by the Board of Directors of the Corporation.

        INITIAL DATE. The term "Initial Date" shall mean the date upon which the Articles of Amendment containing this Article VII are filed with the SDAT.

        MARKET PRICE. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

        MGCL. The term "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.

        NYSE.  The term "NYSE" shall mean the New York Stock Exchange.

        PERSON. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
    Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

        PROHIBITED OWNER. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

        REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

        RESTRICTION TERMINATION DATE. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

        TRANSFER. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise, bequest or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and
    (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        TRUST. The term "Trust" shall mean any trust provided for in Section 7.3.1.

        TRUSTEE. The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Board of Directors of the Corporation to serve as trustee of the Trust.

    Section 7.2  CAPITAL STOCK.

        Section 7.2.1 OWNERSHIP LIMITATIONS. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

           (a) BASIC RESTRICTIONS.

              (i)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

                (ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

               (iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Capital Stock.

           (b) TRANSFER IN TRUST. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

                (i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole share) will automatically be exchanged for shares of Excess Stock that will be transferred, by operation of law, to a Trustee to be appointed by the Board of Directors of the Corporation for the exclusive benefit (except to the extent described below) of one or more Charitable Beneficiaries designated from time to time by the Corporation, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

                (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

        Section 7.2.2 REMEDIES FOR BREACH. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the exchange of the Capital Stock subject to the Transfer for shares of Excess Stock that will be transferred, by operation of law, to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

        Section 7.2.3 NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a), or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

        Section 7.2.4 OWNERS REQUIRED TO PROVIDE INFORMATION. From the Initial Date and prior to the Restriction Termination Date:

           (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Ownership Limit.

           (b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

        Section 7.2.5 REMEDIES NOT LIMITED. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

        Section 7.2.6 AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it, and the proper interpretation of any definition of this Section 7.1. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

        Section 7.2.7  EXCEPTIONS.

           (a) Subject to Section 7.2.1(a)(ii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

                (i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

                (ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, a 10% or greater interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation);

               (iii) the Board of Directors is satisfied that such exemption from the Ownership Limit or establishment of an Excepted Holder Limit will not jeopardize the Corporation's status as a REIT in any other manner; and

                (iv) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

           (b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

           (c) Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

           (d) The foregoing provisions relating to Excess Shares or the Ownership Limit shall not apply to shares of Capital Stock acquired pursuant to an all-cash tender offer for all outstanding shares of Capital Stock in conformity with applicable laws where not less than two-thirds of the outstanding shares of Capital Stock (not including securities held by the tender offeror and/or its affiliates and associates) are tendered and accepted pursuant to such tender offer and where the tender offeror commits in such tender offer, if the offer is accepted by the holders of two-thirds of the outstanding stock, promptly after the tender offeror's purchase of the tendered stock to give any non-tendering stockholders a reasonable opportunity to "put" their shares of stock to the tender offeror at a price not less than that paid pursuant to the tender offer.

        Section 7.2.8 INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS. The Board of Directors may from time to time increase the Ownership Limit and the Common Stock Ownership Limit.

        Section 7.2.9 LEGEND. Each certificate for shares of Capital Stock shall bear substantially the following legend:

       The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation's Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable);
       (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock will automatically be exchanged for shares of Excess Stock that will be transferred, by operation of law, to a Trustee to be named by the Board of Directors of the Corporation for the exclusive benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

    Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability contained in this Article VII to a stockholder on request and without charge.

    Section 7.3  TRANSFER OF CAPITAL STOCK IN TRUST.

        Section 7.3.1 OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in the exchange of Capital Stock for Excess Shares that will be transferred to a Trust, such Excess Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

        Section 7.3.2 STATUS OF SHARES HELD BY THE TRUSTEE. Excess Shares held by the Trustee shall be issued and outstanding shares of Capital Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

        Section 7.3.3 DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Excess Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be repaid by the recipient of such dividend or distribution to the Corporation upon demand and thereupon paid over by the Corporation to the Trustee. Any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust. Subject to Maryland law, any votes of holders of shares of Capital Stock purported to have been cast by the Prohibited Owner prior to such discovery of a prohibited transfer will be retroactively deemed not to have been cast, and, effective as of the date that the Excess Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that any said retroactive nullification or recast of the vote of the relevant shares of Capital Stock shall (i) not adversely affect the rights of any person (other than the purported transferee) who has relied in good faith upon the effectiveness of the matter that was the subject of the stockholder action as to which such votes were originally cast and (ii) not be effective if the Corporation has already taken irreversible corporate action. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

        Section 7.3.4 SALE OF SHARES BY TRUSTEE. Subject to the Corporation's purchase rights as described in Section 7.3.5, the Trustee of the Trust may sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the Excess Shares representing the sold interest shall be automatically exchanged for shares of Capital Stock of the class that was originally exchanged into such Excess Shares, the interest of the Charitable Beneficiary in the shares sold shall terminate, and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this
    Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (E.G., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Excess Shares have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

        Section 7.3.5 PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. The Corporation, or its designee, shall have the right, for a period of 90 days during the time any Excess Shares are held by the Trustee and beginning on the date on which the Corporation receives written notice of the prohibited transfer or other event resulting in the exchange of capital for Excess Shares, to purchase all or any portion of the Excess Shares from the Trustee at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and
    (ii) the Market Price on the date the Corporation, or its designee, exercises its right to purchase. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

        Section 7.3.6 DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in
    Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

    Section 7.4 NYSE TRANSACTIONS. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction and the shares so transferred shall be subject to all of the provisions and limitations set forth in this Article VII.

    Section 7.5 ENFORCEMENT. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

    Section 7.6 NON-WAIVER. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

                                  ARTICLE VIII
                                   AMENDMENTS

    Section 8.1 CHARTER. The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. An amendment to the Charter must be approved by the board of directors and the affirmative vote of a majority of all the votes entitled to be cast on the matter.

    Section 8.2 BYLAWS. The Board of Directors shall have the power to adopt, amend or repeal the Bylaws, provided that any such action may only be taken by the affirmative vote of no less than two-thirds of all directors at the time. Alternatively, the Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the Board of Directors and of all the votes cast by holders of shares of stock entitled to vote generally in the election of directors.

                                   ARTICLE IX
                            LIMITATION OF LIABILITY

    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

    THIRD: The amendment to and restatement of the Charter as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

    FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

    FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

    SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

    SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

    IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this       day of          , 1997.

ATTEST:                       BURNHAM PACIFIC PROPERTIES,
                              INC.
                              By: (SEAL)
Nina Galloway                 J. David Martin
CORPORATE SECRETARY           PRESIDENT

                                                                      APPENDIX C

                        BURNHAM PACIFIC PROPERTIES, INC.
                                     BYLAWS
                                   ARTICLE I
                                    OFFICES

    Section 1. PRINCIPAL OFFICE. The principal office of the Burnham Pacific Properties, Inc., a Maryland corporation (the "Corporation"), shall be located at such place or places as the Board of Directors may designate.

    Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    Section 1. PLACE. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place within the United States as shall be stated in the notice of the meeting.

    Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of May in each year.

    Section 3. SPECIAL MEETINGS. The president, chief executive officer or Board of Directors may call special meetings of the stockholders. Special meetings of stockholders shall also be called by the secretary of the Corporation upon the written request of the holders of shares entitled to cast a majority of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation by such stockholders of such costs, the secretary shall give notice to each stockholder entitled to notice of the meeting.

    Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

    Section 5. SCOPE OF NOTICE. Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

    Section 6. ORGANIZATION. At every meeting of stockholders, the chairman of the board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the chairman of the board, one of the following officers present shall conduct the meeting in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman shall act as secretary.

    Section 7. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

    Section 8. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted; however, there shall be no cumulative voting and no share may cast more than one vote for any one individual. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

    Section 9. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of the stock owned of record by him either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

    Section 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

    Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

    The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

    Section 11. CONTROL SHARE ACQUISITIONS. Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

    Section 12. INSPECTORS. At any meeting of stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

    Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

    Section 13.  NOMINATIONS AND PROPOSALS BY STOCKHOLDERS.

    (a) ANNUAL MEETINGS OF STOCKHOLDERS. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this
Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
Section 13(a).

    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

    (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 13 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

    (b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice containing the information required by paragraph (a)(2) of this Section 13 shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

    (c) GENERAL. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such nomination or proposal shall be disregarded.

    (2) For purposes of this Section 13, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable business news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

    (3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

    Section 14. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

                                  ARTICLE III
                                   DIRECTORS

    Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

    Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, nor more than eleven, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

    Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.

    Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

    Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, facsimile transmission, United States mail or courier to each director at his business or residence address or, if such director has authorized the Corporation to notify him by electronic mail, by electronic mail at the address provided by the director to the Corporation. Notice by personal delivery, telephone, facsimile or electronic transmission shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

    Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group. Notwithstanding the foregoing, approval by the Board of Directors of an "interested director transaction," as set forth in Section 2-419 at the Maryland General Corporation Law, or any successor provision thereof, may be obtained by a majority vote of the disinterested directors, even if such majority is less than a majority of a quorum.

    The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

    Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute.

    Section 8. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

    Section 9. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent or a facsimile transmission thereof received by the Corporation is filed with the minutes of proceedings of the Board of Directors.

    Section 10. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). Stockholders of the Corporation may elect a successor to fill a vacancy on the Board of Directors which results from the removal of any director, subject to any voting provisions that may exist from time to time regarding directors elected by one class of stock. Any vacancy on the Board of Directors for any cause other than an increase in the number of directors or the removal of a director shall be filled by a majority of the remaining directors, although such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualifies.

    Section 11. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation, in the form of money, securities or other consideration, per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

    Section 12. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

    Section 13. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

    Section 14. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by any financial or other advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

    Section 15. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.

                                   ARTICLE IV
                                   COMMITTEES

    Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

    Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

    Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

    Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

    Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent or a facsimile transmission thereof received by the Corporation is filed with the minutes of proceedings of such committee.

    Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                   ARTICLE V
                                    OFFICERS

    Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a chief executive officer, a president, a secretary and a treasurer and may include a chairman of the board, one or more vice presidents, a chief operating officer, a chief administrative officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such titles, powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders and thereafter as the Board of Directors may determine, except that the chief executive officer may appoint one or more vice presidents, assistant secretaries, assistant treasurers or officers having other titles descriptive of the functions to be performed by such officers. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of president, treasurer and secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

    Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

    Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

    Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

    Section 5. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

    Section 6. CHIEF ADMINISTRATIVE OFFICER. The Board of Directors may designate a chief administrative officer. The chief administrative officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

    Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

    Section 8. CHAIRMAN OF THE BOARD. The Board of Directors shall designate a chairman of the board, and if none is so designated, the president shall serve as the Chairman of the Board. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. The chairman of the board shall perform such other duties as may be assigned to him by the Board of Directors.

    Section 9. PRESIDENT. The president or chief executive officer, as the case may be, shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

    Section 10. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

    Section 11. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) unless a transfer agent has been appointed with responsibility therefor, keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder and have general charge of the share transfer books of the Corporation; and (e) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

    Section 12. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation, and in the absence of a designation of a treasurer by the Board of Directors, the person designated as chief financial officer by the Board of Directors shall be the treasurer of the Corporation.

    The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his transactions as treasurer and of the financial condition of the Corporation.

    If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Corporation.

    Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

    Section 14. OTHER OFFICERS. Officers having titles other than set forth above shall perform such duties as shall be assigned to them by the Board of Directors or the officer who appointed them or the officer to whom they report as established in an organization chart approved by the Board of Directors or the chief executive officer.

    Section 15. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

                                   ARTICLE VI
                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

    Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

    Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

    Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or one or more officers authorized by the Board of Directors may designate.

                                  ARTICLE VII
                                     STOCK

    Section 1. CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of any such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.

    Section 2. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

    Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

    Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

    Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

    In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

    If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

    When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

    Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or cause to be maintained at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

    Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII
                                ACCOUNTING YEAR

    The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution. In the absence of a resolution to the contrary, the fiscal year shall be the calendar year.

                                   ARTICLE IX
                                 DISTRIBUTIONS

    Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized and declared by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

    Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X
                               INVESTMENT POLICY

    Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI
                                      SEAL

    Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. Any document requiring a seal or on which a seal appears shall be deemed to be duly sealed by or on behalf of the Corporation notwithstanding that the seal may be the seal of the Predecessor Corporation (as defined in Article XII).

    Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                  ARTICLE XII
                    INDEMNIFICATION AND ADVANCE OF EXPENSES

    To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation or Burnham Pacific Properties, Inc., a California corporation being or to be merged into this Corporation (the "Predecessor Corporation"), and who is made a party to the proceeding by reason of his service in that capacity or
(b) any individual who, while a director of the Corporation or the Predecessor Corporation and at the request of the Corporation or the Predecessor Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The

Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served any other predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or any other predecessor of the Corporation.

    Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE XIII
                                WAIVER OF NOTICE

    Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIV
                              AMENDMENT OF BYLAWS

    The Board of Directors shall have the power to adopt, amend or repeal the Bylaws, provided that any such action may only be taken by the affirmative vote of no less than two-thirds of all directors at the time. Alternatively, the Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the Board of Directors and of all the votes cast by holders of shares of stock entitled to vote generally in the election of directors.

                                                                      APPENDIX D

                        BURNHAM PACIFIC PROPERTIES, INC.
                        STOCK OPTION AND INCENTIVE PLAN
                     AMENDED AND RESTATED AS OF MAY 6, 1997

    1.  PURPOSE; DEFINED TERMS

    (a) This Stock Option and Incentive Plan (the "Plan") is intended as performance incentive for officers, Directors, employees and consultants of Burnham Pacific Properties, Inc. (the "Corporation") and its Subsidiaries (as hereinafter defined) to enable the persons to whom Options or other Awards are granted (the "Optionees" or "Grantees") to acquire or increase a proprietary interest in the success of the Corporation. The Corporation intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"), and rights to receive restricted stock ("Restricted Stock Awards"), unrestricted stock ("Unrestricted Stock Awards"), performance shares ("Performance Share Awards"), stock appreciation rights ("Stock Appreciation Rights") and dividend equivalent rights ("Dividend Equivalent Rights").

    (b) The undifferentiated terms "Option" and "Options" include both Incentive Options and Nonqualified Options. The terms "Award" and "Awards" include Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Dividend Equivalent Rights. The term "Subsidiaries" includes any corporation, partnership or other organization in which the Corporation owns at the time of the grant of the Award fifty percent or more of the economic interest in the equity of such organization.

    2.  AWARDS TO BE GRANTED AND ADMINISTRATION

    (a) Options granted under the Plan may be Incentive Options or Nonqualified Options, but only options designated as Incentive Options by the Committee at the time of their grant shall be deemed to be Incentive Options.

    (b) The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee") of not less than two directors appointed by the Board of Directors of the Corporation (the "Board"). None of the members of the Committee shall be an officer or full-time employee of the Corporation. It is the intention of the Corporation that each member of the Committee be a "Non-Employee Director" within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board. Action by the Committee shall require the affirmative vote of a majority of all its members.

    (c) Awards may be granted under this Plan to any person who is a Director, officer or employee of the Corporation or a Subsidiary or renders services to the Corporation or a Subsidiary, as determined by the Committee, or as otherwise provided herein.

    (d) Subject to the terms and conditions of the Plan, the Committee shall have the power:

        (i) To determine and authorize the Awards to be granted to eligible persons under the Plan, to prescribe and amend the terms and provisions (which need not be identical) of each Award granted under the Plan to such persons;

        (ii) To construe and interpret the Plan and Awards thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Corporation and the Optionees and Grantees; and

       (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to the Plan.

    3.  STOCK

    (a) The stock subject to Awards that may be granted under the Plan shall be shares of the Corporation's authorized but unissued no par common stock (the "Common Stock"). The total number of shares of Common Stock that shall be subject to Awards under this Plan shall not exceed 1,800,000 shares, subject to adjustment as provided in Section 12 hereof; and the number of shares for which Awards may be granted in any one calendar year to any one individual shall not exceed 300,000.

    (b) Whenever any outstanding Option under the Plan expires, is canceled or is otherwise terminated (other than by exercise in the case of Incentive Options), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Awards under the Plan. The shares of Common Stock underlying any other Awards which are forfeited, canceled, reacquired by the Corporation, satisfied without the issuance of shares or otherwise terminated (other than by exercise) shall also be added back to the shares available for issuance under the Plan.

    (c) "Fair Market Value" of each share of Common Stock for purposes of the Plan, unless otherwise determined by the Committee in any particular case, shall mean the average closing price of the Common Stock as reported on the principal stock exchange on which the Corporation's shares are listed for the ten trading days immediately preceding the date of determination.

    4.  ELIGIBILITY

    (a) Incentive Options may be granted only to employees of the Corporation or its Subsidiaries. All other Awards may be granted to any person who is a Director, officer or employee of the Corporation or a Subsidiary or who renders services to the Corporation or a Subsidiary.

    (b) No person shall be eligible to receive any Option under the Plan if, at the date of grant such person beneficially owns in excess of 10% of the outstanding Common Stock of the Corporation.

    (c) No person shall be eligible to receive Incentive Options if the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which such Incentive Options are exercisable for the first time by such individual during any calendar year (under all plans of the Corporation and any parent or subsidiary thereof as defined in Section 424 of the Code) exceeds $100,000.

    (d) Effective at the time of the election or re-election on or after the Annual Meeting of Shareholders in 1996 to the Board of Directors of a Director who is not an employee of the Corporation (an "Independent Director"), there shall be issued to each Independent Director in lieu of any cash retainer or meeting fees as a Director (but not in lieu of reimbursement of out-of-pocket expenses incurred by an Independent Director in performing his or her duties as such or in lieu of any cash compensation that the Board of Directors determines appropriate for services as a Board or Committee Chairman or for services to the Corporation other than as a Director) the number of shares of Common Stock of the Corporation, at the times and subject to the restrictions and other terms hereinafter set forth ("Director Restricted Shares").

        (i) There shall be issued to each Independent Director as of the last day of each calendar quarter such number of Director Restricted Shares not in excess of 1,000 (the maximum number approved by the Stockholders at the 1996 Annual Meeting) as the Board of Directors may fix, the Board having fixed on May 14, 1996 the number of Director Restricted Shares to be issued to each Independent Director as of June 30, 1996 at 375 and the number of Director Restricted Shares to be issued to each Independent Director as of September 30, 1996 and as of the last day of each subsequent calendar quarter at 750. The number of Director Restricted Shares to be issued to any

    Independent Director who serves for less than a full calendar quarter commencing after June 30, 1996 shall be appropriately pro rated.

        (ii) Director Restricted Shares shall be deemed to have been issued and outstanding as of the last day of the applicable calendar quarter whether or not any actual certificates are issued evidencing such Director Restricted Shares; but, except upon the earlier termination of service as a Director of the Director to whom Director Restricted Shares are issued, such Director may not sell, transfer, assign, pledge or otherwise dispose of any Director Restricted Shares during the first year after the date of their issuance, more than one-third of the number of Director Restricted Shares during the second year after the date of their issuance, or more than two-thirds of the number of Director Restricted Shares during the third year after the date of their issuance; and in no event may any Director Restricted Shares be sold, transferred, pledged or otherwise disposed of in violation of any applicable securities laws.

    5.  TERMS OF THE OPTION AGREEMENTS

    Each option agreement shall contain such provisions as the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

        (a) EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each Option shall expire on the date specified in the option agreement, which date shall not be later than the earliest of (i) the tenth anniversary of the date on which the Option was granted, (ii) the ninetieth day after termination of the Optionee's employment by or rendering of services to the Corporation for any reason other than the death of the Optionee, or (iii) the first anniversary of the date of the Optionee's death.

        (b) MINIMUM SHARES EXERCISABLE. The minimum number of shares with respect to which an Option may be exercised at any one time shall be 100 shares, or such lesser number as is subject to exercise under the Option at the time.

        (c)  EXERCISE.

        (i) Each Option shall be exercisable in such installments (which need not be equal) and at such times as designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

        (ii) In the event of a Change of Control of the Corporation (as defined in Section 15 all Options outstanding as of the date of such Change in Control shall become vested and immediately exercisable.

        (d) PURCHASE PRICE. The purchase price per share of Common Stock under each Incentive Option shall not be less than the Fair Market Value of the Common Stock on the date the Incentive Option is granted.

        (e) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered the shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Corporation. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

        (f) TRANSFERABILITY. Options shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Options may be exercised during the Optionee's lifetime only by the Optionee.

    6.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

    (a) Any Option granted under the Plan may be exercised by the Optionee by delivering to the Committee or any officer of the Corporation designated by the Committee on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice").

    (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made either in (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"),
(ii) if authorized by the applicable option agreement, shares of Common Stock of the Corporation having a Fair Market Value equal to the exercise price of the Options being exercised, (iii) by tender of a recourse promissory note payable to the Corporation in an amount equal to the exercise price of the shares of the Common Stock purchased accompanied by a pledge agreement of said stock, or (iv) any combination of the foregoing. Any promissory note tendered pursuant to clause (iii) shall provide for an interest rate equal to the Corporation's unsecured borrowing rate from time to time, all dividends on the shares pledged to secure such note to be applied first to satisfy the interest charges and then to reduce principal outstanding on the note with the repayment schedule and maturity of such note otherwise being as authorized by the Committee.

    7.  RESTRICTED STOCK AWARDS

    (a) A Restricted Stock Award is an Award entitling the recipient to acquire shares of Common Stock, at par value or such other purchase price determined by the Committee, subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

    (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a Grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Corporation until such Restricted Stock is vested as provided in Section 7(d) below.

    (c) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a Grantee's employment (or other business relationship) with the Corporation and its Subsidiaries terminates for any reason, the Corporation shall have the right to repurchase all shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, from the Grantee or the Grantee's legal representative.

    (d) The Committee at the time of grant shall specify the date or dates and/or the attainment of preestablished performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Corporation's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Committee at any time, a Grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the Grantee's termination of employment (or other business relationship) with the Corporation and its Subsidiaries and such shares shall either be forfeited or subject to the Corporation's right of repurchase as provided in this Section 7.

    (e) The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

    (f) To the extent of any conflict between the provisions of Subsection 4(d) of this Plan (relating to Director Restricted Shares) and the foregoing provisions of this Section 7, the provisions of Subsection 4(d) shall prevail.

    8.  UNRESTRICTED STOCK AWARDS

    (a) The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award, pursuant to which the Grantee may receive shares of Common Stock free of any restrictions under the Plan. An Unrestricted Stock Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

    (b) The Committee may permit the Grantee of any Unrestricted Stock Award to elect in advance to defer receipt of such Award in accordance with such rules and procedures as may be established by the Committee for that purpose. The Grantee of any deferred Unrestricted Stock Award shall be entitled to receive Dividend Equivalent Rights on the deferred shares unless otherwise specified by the Committee.

    (c) The right to receive shares on a deferred basis may not be sold, assigned transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

    9.  PERFORMANCE SHARE AWARDS

        (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Share Awards.

        (b) RESTRICTIONS ON TRANSFER. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

        (c) RIGHTS AS A SHAREHOLDER. The Grantee of a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares under the Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

        (d) TERMINATION. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship), a Grantee's rights in all Performance Share Awards shall automatically terminate upon the Grantee's termination of employment (or business relationship) with the Corporation and its Subsidiaries for any reason.

        (e) ACCELERATION, WAIVER, ETC. At any time prior to the Grantee's termination of employment (or other business relationship), the Committee may in its sole discretion accelerate, waive or, subject to Section 17 hereof, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

    10.  STOCK APPRECIATION RIGHTS

        (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to the excess of the fair market value of a share, determined by reference to Subsection 3(c) hereof, on the date of exercise over the exercise price per Stock Appreciation Right set by the

Committee at the time of grant, which price shall not be less than 85% of the fair market value of the shares on the grant date (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

        (b) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation rights may be granted by the Committee in tandem with, or independently of, any Option granted pursuant to the Plan. In the case of a Stock Appreciation Right granted in tandem with a Nonqualified Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Option, such Stock Appreciation Right may be grated only at the time of the grant of the Option.

        (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with an Option shall be exercisable at such time or times and to the extent that the relation Option shall be exercisable.

            (ii) A Stock Appreciation Right or applicable portion thereof granted in tandem with an Option shall terminate and no longer be exercisable upon the termination of exercise of the relation Option. Upon exercise of a Stock Appreciation Right, the applicable portion of any relation Option shall be surrendered.

           (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with a Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's legal representative.

    11.  DIVIDEND EQUIVALENT RIGHTS.

        (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent right is an Award entitling the recipient Grantee to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares were held by the Grantee. A Dividend Equivalent Right may be granted hereunder as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at fair market value of the shares, determined by reference to Subsection 3(c) hereof, on the date of reinvestment or, at the discretion of the Corporation, at such other price as may then apply under any dividend reinvestment plan sponsored by the Corporation. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments, at the discretion of the Corporation. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        (b) INTEREST EQUIVALENTS. Any Award under the Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

    12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        (a) If the shares of Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Corporation, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to outstanding unexercised Options or other Awards or portions thereof granted prior to any such change; but no such adjustments shall be made with respect to outstanding unexercised Options or other Awards solely as a result of the Corporation's issuance of additional shares of Common Stock or purchase of outstanding shares of Common Stock in either case for fair consideration as determined by the Board of Directors. In the event of any such adjustment in an outstanding Award, the Optionee or Grantee thereafter shall have the right to purchase the number of Shares under such Award at the per share price, as so adjusted, which the Optionee or Grantee could purchase at the total purchase price applicable to the Award immediately prior to such adjustment.

        (b) Adjustments under this Section 12 shall be determined by the Committee and such determination shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares shall be issued under the Plan on account of any adjustment specified above.

    13.  EFFECT OF CERTAIN TRANSACTIONS

    In the case of (i) the dissolution or liquidation of the Corporation, (ii) a reorganization, merger, consolidation or other business combination in which the Corporation is acquired by another entity or in which the Corporation is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Corporation to another entity, the Plan and the Awards issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Awards theretofore granted, or the substitution for such Awards of new awards, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in
Section 12. In the event of such termination, all outstanding Options and Stock Appreciation Rights shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

    14.  TAX WITHHOLDING

        (a) Each Grantee (which term shall be deemed to include an Optionee) shall, no later than the date as of which the value of any Award granted hereunder or of any shares or other amounts received thereunder first becomes includable in the gross income of the Grantee for federal income tax purposes (the "Tax Date"), pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

        (b) A Grantee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Corporation to withhold from Shares to be issued pursuant to an Award a number of Shares with an aggregate fair market value (determined in accordance with Subsection 3(c) as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Corporation shares owned by the Grantee with an aggregate fair market value (determined in accordance with Subsection 3(c) as of the date the withholding is effected) that would satisfy the withholding amount due.

    15.  CHANGE OF CONTROL PROVISIONS

    Upon the occurrence of a Change of Control as defined in this Section 15:

        (a) Each outstanding Option and Stock Appreciation Right shall automatically become fully exercisable.

        (b) All restrictions and conditions on each Restricted Stock Award, Performance Share Award and Dividend Equivalent Right shall automatically lapse and all Awards under the Plan shall be deemed fully vested.

        (c) "Change of Control" shall mean the occurrence of any one of the following events:

           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Corporation, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Corporation or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act) directly or indirectly, of securities of the Corporation representing 25% or more of either (A) the combined voting power of the Corporation's then outstanding securities having the right to vote in an election of the Board of Directors ("voting securities") or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Corporation); or

           (ii) persons who as of the effective date of the amendment and restatement of the Plan, constitute the Corporation's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Director of the Corporation subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

           (iii) the shareholders of the Corporation shall approve (A) any consolidation or merger of the Corporation or any Subsidiary where the shareholders of the Corporation, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Corporation or (C) any plan or proposal for the liquidation or dissolution of the Corporation.

    Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Corporation which, by reducing the number of shares of Common Stock or other voting securities outstanding, increases (x) the proportionate number of shares beneficially owned by any person to 25% or more of the combined voting power of all then outstanding voting securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the forgoing clause (i).

    16.  AMENDMENT OF THE PLAN

    The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Sections 5, 12 and 13 hereof, no amendment shall be effective unless approved by the shareholders of the Corporation in accordance with applicable law and regulations at an annual or special meting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

        (a) increase the number of shares as to which Awards may be granted under the Plan.

        (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

        (c) change in substance Subsection 5(d) relating to the requirement that the purchase price per share subject to each Incentive Option be not less than the fair market value of the shares on the date such Incentive Option is granted;

        (d) increase the maximum term of Options provided for herein; or

        (e) otherwise materially increase the benefits accruing to Grantees under the Plan.

    Except as provided in Section 5, 12 and 13 hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

    17.  NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of shares or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    18.  CONTINUANCE OF EMPLOYMENT

    The Plan shall not impose any obligation on the Corporation to continue the employment of any Grantee.

    19.  GOVERNMENT AND OTHER REGULATIONS GOVERNING LAW

        (a) The obligations of the Corporation to sell and deliver shares of Common Stock with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        (b) The Plan shall be governed by the law of the jurisdiction in which the Corporation is incorporated, except to the extent that such law is preempted by federal law.

    20.  CONVERSION OF INCENTIVE OPTIONS TO NONQUALIFIED OPTIONS

    The fact that the holder of an Option, which at the time of grant was designated or intended to be an Incentive Option, is not eligible for any reason to take advantage of the provisions of Section 422 of the Code relating to Incentive Options with respect to some or all of the shares of Common Stock exercisable under said Option shall not adversely affect the right of the Optionee to exercise the Option or to receive and hold such shares; and such shares shall be deemed to be issued as if the original Option had been designated a Nonqualified Option rather than an Incentive Option.

    21.  EFFECTIVE DATE OF PLAN AND AMENDMENTS

    The Plan was originally adopted by the shareholders of the Corporation at a Special Meeting on November 20, 1987; amended by the shareholders at the Corporation's Annual Meeting held on May 2, 1989; amended further by the Board of Directors on November 28, 1990; further amended and restated in its entirety and approved by the shareholders at a Special Meeting held on January 27, 1992. The Amended and Restated Plan so approved by the shareholders on January 27, 1992 was further amended and restated in its entirety by the Board of Directors effective as of July 26, 1993, and approved by the shareholders at the 1994 Annual Meeting of Shareholders. The Board of Directors voted further to amend the Plan by increasing the number of shares subject to the Plan by 800,000 to 1,800,000 shares and providing for the issuance of Director Restricted Shares to Independent Directors in lieu of other compensation as provided in Subsection 4(d) in each case subject to approval by the shareholders which was voted at the 1996 Annual Meeting of Shareholders. In January 1997, the Board of Directors voted further to amend the Plan to provide for stock based Awards other than Options (Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Dividend Equivalent Rights) and to restate the Plan as set forth herein, subject to approval by the shareholders at the 1997 Annual Meeting of Shareholders.

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
    /X/  PLEASE MARK YOUR                                                                                                   6925
         VOTES AS IN THIS
         EXAMPLE.
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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
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                    FOR   WITHHELD                                                                           FOR  AGAINST  ABSTAIN
   1.  Election of                     Nominees are:  Malin Burnham,        2. To approve (i) the change
       Directors.   /  /     /  /                James D. Harper, Jr.,         of the Corporation's state     /  /   /  /     /  /
                                                 James D. Klingbeil,           of Incorporation from
                                                 J. David Martin,              California to Maryland
                                                 Donne P. Moen, Thomas         through a merger of the
                                                 A. Page, Philip S. Schlein,   Corporation into a newly
                                                 Richard R. Tartre and         -formed Maryland subsidiary
                                                 and Robin Wolaner             and (ii) the Maryland
                                                                               Corporation's Articles of
                                                                               Incorporation and Bylaws.
   For, except vote withheld from
    the following nominee(s):                                               3. To approve the amendment
                                            CHECK HERE IF YOU PLAN             and restatement of the        /  /   /  /     /  /
                                            TO ATTEND THE MEETING    /  /      Corporation's 1987 Stock
                                                                               Option Plan as described
                                                                               in the Proxy Statement.
   --------------------------------

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                                                                     The undersigned acknowledges receipt of the Corporation's 1996
                                                                     Annual Report and the Notice of Annual Meeting of Sharholders
                                                                     and the Proxy Statement relating to such meeting.  (If your account is registered in more than one name, all joint owners should sign.  Trustees and others acting in representative capacities should indicate the capacity in which they are
                                                                     signing.  If a corporation, sign in full corporate name by authorized office.  If a partnership, sign in partnership
                                                                     name by authorized person.)

                                                                     Please mark, date and sign this proxy and return it promptly whether or not you plan to attend the Annual Meeting.  If you do attend, you may still vote in person if you desire.


                                                                  --------------------------------------------------------------


                                                                  --------------------------------------------------------------
                                                                     SIGNATURE (S)                                     DATE

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                                 DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED

                                                     BURNHAM PACIFIC PROPERTIES, INC.

                                       -----------------------------------------------------------
                                                            PLEASE ACT PROMPTLY
                                                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
                                       -----------------------------------------------------------

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                                                                                                                  PROXY

                        The undersigned hereby constitutes and appoints J. David Martin and Daniel B. Platt,      BURNHAM PACIFIC
                   or either of them, with full power of substitution, attorneys and proxies of the               PROPERTIES, INC.
                   undersigned, to represent the undersigned and vote all shares of Common Stock, no par
                   value, of BURNHAM PACIFIC PROPERTIES, INC., which the undersigned would be entitled to         PROXY FOR
                   vote if personally present at the Annual Meeting of Shareholders to be held at the San         ANNUAL MEETING
                   Diego Hilton Beach & Tennis Resort, 1775 East Mission Bay Drive, San Diego, California,        OF SHAREHOLDERS
                   on Tuesday, May 6, 1997 at 10:00 a.m., and at any adjournment or postponement thereof.
                                                                                                                  MAY 6, 1997

                        The Board of Directors recommends a Vote FOR all of the matters proposed.

                        If properly executed, the shares represented by this proxy will be voted in the manner directed.  IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION
                   OF ALL NOMINEES AND FOR PROPOSALS 2 AND 3.  To vote in accordance with the Board's recommendation, just sign the reverse side of this card, no box needs to be checked.

                                    IMPORTANT:  PLEASE COMPLETE, SIGN AND RETURN                                  -----------
                                             THIS PROXY PROMPTLY .                                                SEE REVERSE
                                   A SELF-ADDRESSED STAMPED ENVELOPE IS ENCLOSED.                                     SIDE
                                                                                                                  -----------

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                        DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED
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